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                                                                    Exhibit 10.2


                                LETTER OF CREDIT

                                       AND

                             REIMBURSEMENT AGREEMENT

                                      among

                        ARCH REINSURANCE LTD., as Obligor

                      ARCH REINSURANCE COMPANY, as Obligor

                       ALTERNATIVE RE LIMITED, as Obligor

                  FIRST AMERICAN INSURANCE COMPANY, as Obligor

                                       and

                         FLEET NATIONAL BANK, as Lender


                           Dated as of April 17, 2002

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
ARTICLE I      DEFINITIONS AND INTERPRETATION....................................................................1

         Section 1.1       Definitions...........................................................................1

         Section 1.2       Interpretation........................................................................6

ARTICLE II     TERMS OF THE LETTER OF CREDIT FACILITY............................................................6

         Section 2.1       The Letters of Credit.................................................................6

         Section 2.2       Reimbursement; Lender's Responsibility................................................7

         Section 2.3       Obligations of Lender.................................................................7

         Section 2.4       Unconditional Obligations of the Obligors.............................................7

         Section 2.5       Regulatory Requirements; Additional Costs.............................................9

         Section 2.6       Fees..................................................................................9

         Section 2.7       Payments and Computations............................................................10

         Section 2.8       Collateral Security..................................................................10

ARTICLE III    CONDITIONS OF ISSUANCE OF LETTERS OF CREDIT......................................................10

         Section 3.1       Conditions Precedent to Closing and Issuance of Initial Letters of Credit............10

         Section 3.2       Additional Conditions Precedent to the Issuance of Letters of Credit.................11

ARTICLE IV     REPRESENTATIONS AND WARRANTIES...................................................................12

         Section 4.1       Corporate Existence and Power........................................................12

         Section 4.2       Authority............................................................................12

         Section 4.3       Binding Effect of Agreement and Other Fundamental Documents..........................13

         Section 4.4       Financial Information................................................................13

         Section 4.5       Material Adverse Change; No Default..................................................13

         Section 4.6       Litigation...........................................................................13

         Section 4.7       Compliance with laws and Agreements..................................................14

ARTICLE V      COVENANTS........................................................................................14

         Section 5.1       Affirmative Covenants................................................................14

         Section 5.2       Negative Covenants...................................................................16

ARTICLE VI     EVENTS OF DEFAULT AND REMEDIES...................................................................17

         Section 6.1       Events of Default Defined............................................................17

         Section 6.2       Remedies.............................................................................18

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
ARTICLE VII    Reserved.........................................................................................19

ARTICLE VIII   MISCELLANEOUS....................................................................................19

         Section 8.1       Amendments, Etc......................................................................19

         Section 8.2       Addresses for Notices................................................................19

         Section 8.3       No Waiver; Remedies..................................................................20

         Section 8.4       Successors and Assigns...............................................................20

         Section 8.5       Payment of Expenses and Taxes........................................................20

         Section 8.6       Right of Set-Off.....................................................................21

         Section 8.7       Governing Law........................................................................21

         Section 8.8       Consent to Jurisdiction..............................................................21

         Section 8.9       Waiver of Jury Trial.................................................................22

         Section 8.10      Table of Contents and Captions.......................................................22

         Section 8.11      Counterparts.........................................................................22


Exhibit A      --          Form of Letters of Credit
Exhibit B      --          Form of Security Agreement
Exhibit C      --          Form of Standby Letter of Credit Application

                                      -ii-
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                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

     Letter of Credit and Reimbursement Agreement dated as of April 17, 2002 (as amended and supplemented from time to time, this "Agreement") among Arch Reinsurance Ltd. ("Reinsurance"), Arch Reinsurance Company ("Arch Company"), Alternative Re Limited ("Alternative") and First American Insurance Company ("First American," each of Reinsurance, Arch Company, Alternative and First American, individually, an "Obligor" and collectively, the "Obligors") and Fleet National Bank ("Fleet" or the "Lender").

     Intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

     Section 1.1 DEFINITIONS.

     Unless the context clearly otherwise requires, the following terms shall have the following respective meanings:

     ADJUSTED COLLATERAL VALUE means, with respect to any Obligor and at any date of determination, an amount equal to the sum of (A) (i) to the extent that such Investments are comprised solely of U.S. Government Securities, 90% of the market value of Investments in the Custodial Account established in the name of such Obligor, or (ii) to the extent that such Investments are not comprised solely of U.S. Government Securities, 86.96% of the market value of Investments in the Custodial Account established in the name of such Obligor and (B) 100% of the amount of cash deposits in the Custodial Account established in the name of such Obligor. The Investments shall be "marked to market" by the Custodian on a daily basis but the Custodian shall provide only monthly reporting.

     ALTERNATIVE means Alternative Re Limited, a Bermuda corporation.

     APPLICABLE INSURANCE REGULATORY AUTHORITY means the insurance department or similar administrative authority or agency that has the principal regulatory jurisdiction over an Obligor.

     ARCH COMPANY means Arch Reinsurance Company, a Nebraska corporation.

     BENEFICIARY means any Person designated a beneficiary of a Letter of Credit issued pursuant to this Agreement.

     BUSINESS DAY means any day other than a Saturday, Sunday or any other day on which commercial banks in Hartford, Connecticut are authorized or required to close.

     CAPITAL LEASE means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

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     CAPITAL LEASE OBLIGATIONS means, for any Person, all obligations of such
Person to pay rent or other amounts under a Capital Lease. For purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     CLOSING means the delivery of the executed Fundamental Documents by the parties thereto on the Closing Date.

     CLOSING DATE means April 17, 2002.

     COLLATERAL has the definition set forth in Section 2.8.

     CONSTITUENT DOCUMENTS means, with respect to any Corporation, such Corporation's certificate of incorporation, memorandum of association or other similar document concerning the formation, organization and existence of such Corporation required under the laws of the jurisdiction of organization of such Corporation, and such Corporation's by-laws or other similar document required under the laws of such jurisdiction of organization.

     CORPORATION includes companies, associations, corporations, partnerships, limited liability companies and other legal entities of all kinds.

     CUSTODIAL ACCOUNT shall have, with respect to any Obligor, the meaning set forth in the Security Agreement executed and delivered by such Obligor.

     CUSTODIAN shall have the meaning set forth in the Custodian Agreement.

     CUSTODIAN AGREEMENT means, any of the Custody Agreements dated on or about the date hereof between Fleet National Bank, as Custodian, and each of Alternative, Reinsurance, Arch Company and First American, a copy of which has been or will be delivered to the Lender, as the same may be amended, supplemented, restated or otherwise modified from time to time.

     DEFAULT means any event or condition specified in Section 6.1, which, upon the giving of notice, the lapse of time, or the happening of any further condition, would become an Event of Default.

     ELIGIBLE ASSIGNEE means any commercial bank having total assets in excess of $3,000,000,000 as determined by the Lender based on the most recent publicly available financial statements of such bank.

     EVENT OF DEFAULT has the definition set forth in Section 6.1.

     EXPIRY DATE means the date set forth in a Letter of Credit as the expiration date of such Letter of Credit, which is up to one year from the date of issuance of such Letter of Credit; provided with respect to a Five-Year Letter of Credit, such date may be up to five years from the date of issuance of such Five-Year Letter of Credit.

     FACILITY means the Letters of Credit that the Lender is willing to issue under this Agreement as determined in its sole and absolute discretion in an amount (including all Letter of

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Credit Obligations and Reimbursement Obligations for each Obligor) not to exceed
$200,000,000 in the aggregate.

     FACILITY TERMINATION DATE means April 16, 2003.

     FEES means, collectively, the fees set forth or referred to in Section 2.6.

     FIRST AMERICAN means First American Insurance Company, a Missouri corporation.

     FIVE-YEAR LETTER OF CREDIT means any Letter of Credit issued for the benefit of Lloyds of London or its affiliates under this Agreement having an expiry date five years from the date of issue.

     FLEET means Fleet National Bank.

     FUNDAMENTAL DOCUMENTS means and includes each of the following for the time being in force:

          (a)    this Agreement;

          (b)    the Letters of Credit;

          (c)    the Security Agreement;

          (d)    the Custodian Agreement; and

          (e)    any other Security Documents.

     GAAP shall mean U.S. generally accepted accounting principles in effect from time to time.

     GUARANTEE means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

     INDEBTEDNESS means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the

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deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business; (c) indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e)
Capital Lease Obligations of such Person; (f) Guarantees by such Person of Indebtedness of others; (g) Rate Hedging Obligations of such Person; and (h) any other obligation for borrowed money or other financial accommodation which in accordance with GAAP or SAP, as applicable, would be shown as a liability on the consolidated balance sheet of such Person.

     INTEREST RATE means the rate of interest per annum equal to two percentage points (2%) above the Prime Rate from time to time in effect, not to exceed the maximum rate of interest permitted by applicable law.

     INVESTMENT means (i) U.S. Government Securities and (ii) debt securities of corporate issuers which (x) in the aggregate have an average weighted minimum rating of not less than AA- by S&P and Aa3 by Moody's and (y) individually have a minimum rating of not less than BBB by S&P and Baa2 by Moody's.

     ISP means the International Standby Practices (ISP 1998), International Chamber of Commerce Publication No. 590.

     LENDER means Fleet and each of its respective successors in title and permitted assigns.

     LETTER(S) OF CREDIT means the irrevocable standby letters of credit issued under this Agreement.

     LETTER OF CREDIT OBLIGATIONS means, with respect to any Obligor, as at any date of determination thereof, on an aggregate basis for all Letters of Credit issued at the request of such Obligor, the maximum amount that could be drawn by the Beneficiaries of such Letters of Credit (assuming, notwithstanding any provision of a Letter of Credit to the contrary, that such Beneficiary was then entitled to draw the full amount remaining available thereunder) but which has not been drawn as of that date.

     LIEN means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

     MOODY'S means Moody's Investor Service, Inc. or any successor thereto.

     NET WORTH means the excess of total assets over total liabilities of any Person which shall be determined on a consolidated basis in accordance with GAAP.

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     OBLIGOR means, individually, each of Alternative, Reinsurance, Arch Company and First American.

     PARENT means Arch Capital Group Ltd., a Bermuda corporation.

     PERSON means and includes an individual, a partnership, trust, estate, corporation, company, unincorporated organization, limited liability company and a government or any agency, instrumentality or political subdivision thereof.

     PRIME RATE means the variable per annum rate of interest so designated from time to time by the Lender as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.

     PROPERTY means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

     RATE HEDGING OBLIGATIONS means, for any Person, any and all net obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, or any similar derivative transactions, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     REIMBURSEMENT OBLIGATIONS means, with respect to any Obligor, all obligations of such Obligor pursuant to Section 2.2 to reimburse the Lender for payments made by the Lender upon any drawings under any Letter of Credit issued at the request of such Obligor and to pay to the Lender all other amounts that are payable by such Obligor to the Lender pursuant to this Agreement and the other Fundamental Documents.

     REINSURANCE means Arch Reinsurance Ltd., a Bermuda corporation.

     RESPONSIBLE OFFICER means, with respect to the Lender, the Person or Persons to whom for the time being communications are required to be addressed pursuant to the provisions of any relevant document, and with respect to any Corporation other than a Lender, any director, chairman of the Board of Directors, the managing director, any deputy managing director, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer or any attorney-in-fact authorized to perform functions similar to those performed by any of the above-mentioned officers.

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     SAP means the accounting procedures and practices prescribed or permitted by the Applicable Insurance Regulatory Authority, applied on a basis consistent with those that are to be used in making the calculations for purposes of determining compliance with this Agreement.

     SAP FINANCIAL STATEMENTS means the financial statements of an Obligor which have been submitted or are required to be submitted to the Applicable Insurance Regulatory Authority.

     S&P shall mean Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc. or any successor thereto.

     SECURITY AGREEMENT means, collectively, each of the Security Agreements, substantially in the form of Exhibit B hereto, between the Lender and each Obligor, as the same may be amended, supplemented, restated or otherwise modified from time to time securing its obligations under this Agreement and the Letters of Credit.

     SECURITY DOCUMENTS means, collectively, the Security Agreement and each other instrument or agreement that secures or guarantees the Reimbursement Obligations.

     TAX means any present or future tax, rate, duty, impost, governmental charge or levy, including, without limitation thereto, any corporation, income (other than any taxes imposed on or measured by the gross income or profits of the Lender), value added, capital gains, sales, transfer, use, excise, occupation, franchise, property, stamp or other tax or duty and any license, registration and recording fee and all penalties, fines, interest imposed, assessed or otherwise payable in respect of any of the foregoing and all deductions or withholdings required to be made in respect of any of the foregoing levied, assessed, charged or required by any government or taxing authority in any country.

     U.S. GOVERNMENT SECURITIES means securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States, or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States and in the form of conventional bills, bonds, and notes. In no event shall U.S. Government Securities include any security providing for the payment of interest only.

     Section 1.2. INTERPRETATION.

     (a) The terms "hereof," "hereunder" and "herein" refer to this Agreement as a whole.

     (b) References by number to Sections, Schedules and Exhibits refer to the Sections, Schedules and Exhibits of this Agreement unless otherwise stated.

     (c) The singular form of any word also refers to the plural form of such word, and VICE VERSA, and any word of any particular gender includes the correlative words of the other genders.

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     (d)  Any references in this Agreement to one or more items preceded by the word "including" shall not be deemed limited to the stated items but shall be deemed without limitation.

                                   ARTICLE II

                     TERMS OF THE LETTER OF CREDIT FACILITY

     Section 2.1  THE LETTERS OF CREDIT.

     (a) On the terms and subject to the further conditions hereinafter set forth and upon satisfaction of the conditions set forth in Article III, the Lender hereby agrees to issue on and after the Closing Date Letters of Credit, each dated the date of its issuance, substantially in the form of Exhibit A hereto and in the aggregate issued at any one time in a face amount not to exceed $200,000,000 (provided that the face amount of any Five-Year Letters of Credit issued at any one time in the aggregate shall not exceed $40,000,000) and so long as (after giving effect to the issuance of the requested Letter of Credit) the Adjusted Collateral Value for any Obligor is not less than the sum of all amounts then outstanding with respect to the Letter of Credit Obligations and Reimbursement Obligations for such Obligor, as more specifically set forth below in Section 2.1(b). Each such Letter of Credit shall be irrevocable and, unless its terms provide otherwise, shall expire on the Expiry Date. Each such Letter of Credit shall contain language substantially as follows: "This Letter of Credit shall be deemed automatically extended without amendment for one year from the expiration date or any future expiration date, unless thirty (30) days prior to any expiration date, we notify you by registered mail that this Letter of Credit will not be renewed for any such additional period." So long as any Letter of Credit (including any Five-Year Letter of Credit) is outstanding and has not expired, this Agreement shall continue to be in full force and effect.

     (b) An Obligor may, from time to time, request that the Lender issue Letters of Credit during the period from the date hereof to but not including the Facility Termination Date in an aggregate face amount (together with the Letter of Credit Obligations and Reimbursement Obligations for such Obligor) at any time issued up to but not exceeding the Facility; provided however, (i) the aggregate amount of Letter of Credit Obligations and Reimbursement Obligations for such Obligor at any time issued shall not exceed the Adjusted Collateral Value for such Obligor and (ii) the aggregate face amount of all Letters of Credit issued under this Agreement at any time issued shall not exceed $200,000,000. The Obligor shall make such request by executing and delivering the Lender's then standard form standby letter of credit application and related documentation. The current standard form standby letter of credit application is attached as Exhibit C hereto. If there shall exist any inconsistency between the terms of this Agreement (and the Security Documents) and any such documentation relating to a Letter of Credit issued under this Section 2.1(b), the terms of this Agreement (and the Security Documents) shall control.

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     Section 2.2  REIMBURSEMENT; LENDER'S RESPONSIBILITY.

     (a) The Lender shall notify the applicable Obligor of a drawing under any Letter of Credit issued at the request of such Obligor on or prior to the date of payment of such drawing. Reimbursement by such Obligor of the amount of each such drawing is due and payable in full (i) on the same day that the Lender honors such drawing, if the foregoing notice is received before 1:00 p.m. (Connecticut time) on the date of such drawing or (ii) on the Business Day immediately following the date of such drawing, if the foregoing notice is received after 1:00 p.m. (Connecticut time) on the date of such drawing, and each Obligor absolutely and unconditionally agrees to pay or cause to be paid to the Lender on such date, without demand, the amount of any drawing under a Letter of Credit issued at the request of such Obligor.

     (b) Each Obligor, absolutely and unconditionally, agrees to pay, or cause to be paid, to the Lender, on demand, interest at the Interest Rate on any amount (including on overdue interest to the extent permitted by law) due by such Obligor hereunder that is not paid when due, for each day such amount is unpaid.

     (c) Except as set forth in Section 2.6 and Section 8.5(a), each Obligor shall be liable to the Lender only for those amounts that are incurred by it hereunder or under the Security Agreement executed by such Obligor and shall have no liability for the obligations of any other Obligor, it being acknowledged and agreed by the Lender that the execution and delivery of this Agreement by more than one Obligor is for purposes of convenience only and that each Obligor is deemed to have entered into a completely separate reimbursement and security arrangement with the Lender and with no other parties.

     Section 2.3  OBLIGATIONS OF LENDER.

     Whenever the Lender receives a demand for payment under a Letter of Credit, it will promptly examine the demand to determine whether or not it is in conformity with such Letter of Credit under which it is presented.

     Section 2.4  UNCONDITIONAL OBLIGATIONS OF THE OBLIGORS.

     Each Obligor agrees with the Lender that the following provisions shall apply with respect to each Letter of Credit issued for its account:

     (a) Except as otherwise expressly stated in any Letter of Credit, but without limiting any provision of this Agreement or any Letter of Credit, there may be accepted or honored as complying with such Letter of Credit any documents of any character that comply with the provisions and interpretations contained in the ISP.

     (b) Neither the Lender nor any of its correspondents or agents shall be responsible for: (i) the truth or accuracy of any statement contained in any document received under the Letters of Credit; (ii) the validity, sufficiency or genuineness of any such document believed by the Lender in good faith and in the exercise of ordinary care to be valid, even if wholly fraudulent or forged; (iii) any breach of contract between an Obligor or any other Person and the beneficiary of any Letter of Credit; (iv) interruptions or delays in the transmission or delivery of messages, by mail, courier service or electronic means, whether in cipher or not; (v) any errors or omissions in the translation of any document; (vi) failure or delay in giving any notice or in complying with any other formality; (vii) delay in arrival or failure to arrive of any property or required instrument or document; (viii) failure of any document to bear adequate reference to a Letter of Credit, or failure of any Person to note the amount of any payment on the reverse side of a Letter of Credit or to surrender or to take up a Letter of Credit or to send forward documents as required by the terms of a Letter of Credit, each of which provisions, if contained in a Letter of Credit itself, it is agreed may be waived by the Lender; (ix) the fact that any instructions, oral or written, given to the Lender purporting to have been given by or on behalf of any Obligor and believed by the Lender in good faith and in the exercise of ordinary care to be valid which pertain to the issuance of any Letter of Credit, any extension, increase or other modification of any Letter of Credit or other action to be taken or omitted with reference thereto, were wholly or partly insufficient, erroneous, unauthorized or fraudulent; or (x) any other act or omission as to which banks are relieved from responsibility under the terms of the ISP, PROVIDED that none of the contingencies referred to in subparagraphs (i) through (x) of this paragraph (b) is attributable to the gross negligence or willful misconduct of the Lender or any of its correspondents or agents; but the happening of any one or more of such contingencies shall not affect, impair or prevent the vesting of any of the rights or powers of the Lender hereunder.

     (c) Each Obligor will, without expense to the Lender, procure or cause to be procured promptly all necessary licenses which are required with respect to the transaction(s) which is/are the subject of any Letter of Credit issued for such Obligor or to which any such Letter of Credit relates, will comply with or cause to be complied with all applicable governmental regulations in regard thereto, and will furnish or cause to be furnished to the Lender such documents and certificates in respect thereof as the Lender may reasonably require.

     (d) Each Obligor hereby agrees to indemnify and hold harmless the Lender from and against all liability, loss or expense (including reasonable legal fees, court costs and other expenses which the Lender may incur in enforcing its rights hereunder) incurred as a consequence of
          (i) any failure on the part of such Obligor duly to perform its agreements contained in this Section 2.4, (ii) any action taken or omitted by the Lender or any of its correspondents in relation to any Letter of Credit issued at the request of or on behalf of such Obligor, or (iii) any claims asserted by any party to any transaction in connection with which such Letters of Credit are issued, except such liability, loss or expense, if any, as is incurred as a result of the gross negligence or willful misconduct on the part of the Lender or of any of its correspondents.

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     Section 2.5  REGULATORY REQUIREMENTS; ADDITIONAL COSTS.

     Each Obligor shall pay to the Lender from time to time upon demand such amounts as the Lender determines in its sole discretion is necessary to compensate the Lender for any costs attributable to the Lender's issuing or having outstanding or making payment under any Letter of Credit issued at the request of such Obligor resulting from the application of any domestic or foreign law or regulation or the interpretation or administration thereof applicable to the Lender regarding any reserve, assessment, capitalization (including the cost of maintaining capital sufficient to permit issuance of the Letters of Credit, provided the cost attributed to the Letters of Credit is determined in good faith by any reasonable method) or similar requirement whether existing at the time of issuance of any such Letter of Credit or adopted thereafter, including, without limitation, any reduction in amounts receivable hereunder as a result of any change in applicable law, treaty, regulation, policy or directive, or the imposition of any Tax or increase in any existing Tax, applicable to the transactions contemplated hereunder or the commitments of the Lender hereunder.

     Section 2.6  FEES.

     (a) Each Obligor agrees to pay the following fees with respect to Letters of Credit issued at the request of such Obligor:

          (i) a Letter of Credit issuance fee to be paid to the Lender upon the issuance of each Letter of Credit equal to .50% of the maximum face amount of such Letter of Credit, except that with respect to Alternative and First American such Letter of Credit issuance fee shall equal .30% of the maximum face amount of the Letter of Credit if the Collateral consists solely of U.S. Government Securities;

          (ii) a Five-Year Letter of Credit issuance fee to be paid to the Lender upon the issuance of each Five-Year Letter of Credit equal to .65% of the maximum face amount of such Five-Year Letter of Credit;

          (iii) if the entire amount of any Reimbursement Obligation or any Letter of Credit issuance fee is not paid in full within ten (10) days after the same is due, a late fee equal to five percent (5%) of the required payment; and

          (iv) all other charges, costs and fees customarily imposed by the Lender in connection with the issuance of letters of credit.

     (b)  Reinsurance agrees to pay the following fees:

          (i) a Letter of Credit unused fee to be paid to the Lender, payable quarterly in arrears (and calculated based upon a 360-day year and actual days elapsed) on the last Business Day of each March, June, September and December, commencing on June 30, 2002 equal to .15% per annum of an amount equal to $200,000,000 minus the total Letter of Credit Obligations from time to time outstanding; and

          (ii) a Letter of Credit upfront fee to be paid to the Lender prior to or on the Closing Date equal to .075% of the Facility.

     Section 2.7  PAYMENTS AND COMPUTATIONS.

     (a) All payments to be made by or on behalf of an Obligor under this Agreement shall be made to the Lender, not later than 3:00 p.m. Connecticut time, on the date when due, in United States Dollars, in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments, by federal funds wire to the Lender at:

ABA No.                    011900571

For Credit to Account No.  151035110055
                           Fleet Bank Connecticut
                           Commercial Loan Services
                           Bank/Obligor #: 20/0000274563
                           Reference: Arch Capital Group Ltd.

or to such other address or account, or to the attention of such other Person as the Lender shall notify the applicable Obligor.

     (b) All payments made by or on behalf of an Obligor hereunder shall be applied first to the payment of all fees, expenses and other amounts due to the Lender (excluding principal and interest) by such Obligor, then to accrued interest with respect to the Reimbursement Obligations of such Obligor, and the balance on account of outstanding principal with respect to the Reimbursement Obligations of such Obligor; provided, however, that upon the occurrence and during the continuation of an Event of Default, payments will be applied to the obligations of such Obligor to the Lender as the Lender determines in its sole discretion (but not to the obligations of any other Obligor).

     (c) All payments which shall be due hereunder on a day that is not a Business Day shall be extended to the next succeeding Business Day, and interest shall accrue during such extension.

     (d) Computations of interest hereunder and computations of fees stated to be on an annual basis shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day).

     Section 2.8  COLLATERAL SECURITY.

     All of the obligations of each Obligor to the Lender under this Agreement and the other Fundamental Documents shall be secured by a security interest and pledge granted by such Obligor, as security for such Obligor's obligations under this Agreement and the Letters of Credit issued at the request of such Obligor, in favor of the Lender in the securities and other collateral described in the applicable Security Agreement (together with all property or interests therein and all income therefrom and proceeds thereof, collectively, the "Collateral").

                                   ARTICLE III

                   CONDITIONS OF ISSUANCE OF LETTERS OF CREDIT

     Section 3.1 CONDITIONS PRECEDENT TO CLOSING AND ISSUANCE OF INITIAL LETTERS OF CREDIT.

     The obligations of the Lender (in its sole and absolute discretion) to issue any Letter of Credit under this Agreement on or after the Closing Date are subject to the satisfaction, prior to or concurrently with the issuance of any such Letter of Credit, of the following conditions precedent:

     (a) FUNDAMENTAL DOCUMENTS. Each of the Obligors shall have executed and delivered to the Lender each Fundamental Document required hereunder, which shall be in full force and effect.

     (b) PROOF OF CORPORATE ACTION. The Lender shall have received a certificate of the Secretary or an Assistant Secretary, or the equivalent thereof, of each Obligor, dated the date hereof, setting forth resolutions of the Board of Directors, or the equivalent thereof, of such Obligor approving the transactions contemplated by this Agreement and the other Fundamental Documents and authorizing the execution, delivery and performance by such Person of this Agreement and the other Fundamental Documents to which such Person is a party, which certificates shall state that such resolutions are in full force and effect without amendment.

     (c) INCUMBENCY CERTIFICATES. The Lender shall have received a certificate of the Secretary or Assistant Secretary, or the equivalent thereof, of each Obligor, dated the date hereof, setting forth the names and containing a specimen signature of each officer and director of such Person authorized to sign this Agreement and the other Fundamental Documents to which such Person is a party and to give notices and to take other action on behalf of such Obligor hereunder and in relation to the Collateral.

     (d) BERMUDA REQUIREMENTS. The Lender shall have received a certificate of compliance issued by the Bermuda Regulatory Authority (Registrar of Companies and the Bermuda Monetary Authority) for each of the Parent, Alternative and Reinsurance, in form and substance satisfactory to the Lender.

     (e) LEGAL OPINIONS. The Lender shall have received signed legal opinions of counsel for each Obligor, each in form and substance satisfactory to the Lender.

     (f) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and all other matters in connection with the transactions contemplated by this Agreement (including, without limitation, all regulatory and third party approvals), the other Fundamental Documents and all other documents incidental hereto and thereto, including all opinions of counsel, shall be reasonably satisfactory in form and substance to the Lender.

     Section 3.2 ADDITIONAL CONDITIONS PRECEDENT TO THE ISSUANCE OF LETTERS OF CREDIT.

     The obligations of the Lender to issue any Letter of Credit under this Agreement on or after the Closing Date (including pursuant to Section 2.1(a)) are subject to the further conditions precedent that, both immediately prior to the issuance of such Letter of Credit and also after giving effect thereto:

     (a)  no Default shall have occurred and be continuing;

     (b) the representations and warranties made by each Obligor in this Agreement and each of the Fundamental Documents shall be true and complete on and as of the date of the issuance of such Letter of Credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

     (c) there has been no material adverse change in the financial condition, operations, properties, business or prospects of the Parent or any Obligor since the date of this Agreement;

     (d) the Lender shall have received a request for a Letter of Credit as provided in Section 2.1(b);

     (e) the Lender shall have received evidence satisfactory to it (i) that the Adjusted Collateral Value of the Obligor requesting the issuance of the Letter of Credit is not less than the sum of all amounts then outstanding with respect to Letter of Credit Obligations and Reimbursement Obligations of such Obligor, taking into account the amount of the requested Letter of Credit, (ii) that each of the Investments utilized in the calculation of such Obligor's Adjusted Collateral Value has been deposited into the Custodial Account maintained by such Obligor, and (iii) that the aggregate face amount of all Letters of Credit issued under this Agreement (taking into account the requested Letter of Credit) does not exceed $200,000,000;

     (f)  the Net Worth of the Parent shall be no less than $750,000,000; and

     (g) with respect to any Letter of Credit requested by First American, such Letter of Credit shall be used solely for reinsurance purposes.

Each request for a Letter of Credit by an Obligor hereunder shall constitute a certification by the Obligor to the effect set forth in the preceding sentence (both as of the date of such notice and, unless the Obligor otherwise notifies the Lender prior to the date of such Letter of Credit issuance, as of the date of such issuance).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement and to issue the Letters of Credit, each Obligor for itself hereby represents and warrants that:

     Section 4.1  CORPORATE EXISTENCE AND POWER.

     Such Obligor (a) is a company or corporation duly organized, validly existing without limitation of its corporate existence and in good standing under the laws of its jurisdiction of organization and (b) has adequate power and authority and legal right to own or hold under lease the properties it purports to own or to hold under lease and to carry on the business in which it is engaged or presently proposes to engage. Such Obligor has adequate power and authority to enter into this Agreement and each of the other Fundamental Documents to which it is a party, to borrow hereunder, to create the Collateral for the Reimbursement Obligations contemplated by this Agreement and the Security Documents and to perform its obligations under this Agreement and each of the other Fundamental Documents to which it is or is to become a party as contemplated by this Agreement.

     Section 4.2. AUTHORITY.

     The execution and delivery by such Obligor of this Agreement and each other Fundamental Document to which it is or is to become a party as contemplated hereby, the obtaining of Letters of Credit hereunder, the pledging of the Collateral for the Reimbursement Obligations contemplated by this Agreement and the Security Documents and the performance by such Obligor of its obligations in respect of this Agreement and the other Fundamental Documents in accordance with their respective terms, have been duly authorized by all necessary corporate action on the part of such Obligor and do not and will not (a) contravene any provision of the Constituent Documents of such Obligor, (b) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or, except as contemplated by this Agreement, result in the creation or imposition of any Lien pursuant to the terms of any, mortgage, indenture, deed of trust, security agreement, pledge agreement, charge or other instrument to which such Obligor or any of its respective property is bound, (c) violate any law, governmental rule, regulation, order or decree of any court or administrative agency or governmental officer applicable to and binding upon such Obligor, (d) require any waiver, consent or other action by any governmental or regulatory authority or by any trustee or holder of any Indebtedness or obligations of such Obligor or (e) require the approval of the shareholders of such Obligor.

     Section 4.3  BINDING EFFECT OF AGREEMENT AND OTHER FUNDAMENTAL DOCUMENTS.

     (a) This Agreement has been duly executed and delivered by such Obligor and the agreements contained herein constitute, and the agreements contained in each other Fundamental Document to which such Obligor is or is to become a party will, when each such other Fundamental Document is executed and delivered, constitute valid and legally binding obligations for such Obligor enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (b) Each Security Document executed and delivered on or after the date hereof will effectively create the Liens purported to be created thereby and such liens will be first-priority liens on the Collateral covered thereby, subject to no other liens (except Liens in favor of the Custodian).

     Section 4.4  FINANCIAL INFORMATION.

     The Parent and such Obligor have heretofore furnished to the Lender accurate and complete financial data and other information based on its operations in previous years, and said financial data furnished to the Lender is accurate and complete and fairly presents the financial position and the results of operations for the period indicated therein.

     Section 4.5  MATERIAL ADVERSE CHANGE; NO DEFAULT.

     There has been no material adverse change in the condition, financial or otherwise, of the Parent or such Obligor since the date of the most recent financial statement and no Default or Event of Default exists with respect to such Obligor.

     Section 4.6  LITIGATION.

     There are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of such Obligor) threatened against the Parent or such Obligor that are reasonably likely (either individually or in the aggregate) to have a material adverse effect on the condition, financial or otherwise, of the Parent or such Obligor.

     Section 4.7  COMPLIANCE WITH LAWS AND AGREEMENTS.

     Such Obligor is in compliance with laws, regulations and orders of any governmental agency or authority applicable to it or its Properties and all indentures, agreements and other instruments binding upon it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on its condition, financial or otherwise.

                                    ARTICLE V

                                    COVENANTS

     Section 5.1  AFFIRMATIVE COVENANTS.

     Each Obligor for itself covenants and agrees that so long as any Letter of Credit is outstanding:

     (a) MAINTENANCE OF CORPORATE EXISTENCE. Such Obligor shall maintain its corporate existence, rights and franchises.

     (b)  REPORTING REQUIREMENTS.(1) Such Obligor shall furnish to the Lender:

          (i)    ANNUAL GAAP FINANCIAL STATEMENTS. Within one hundred twenty
(120) days following the end of the Parent's and such Obligor's fiscal year (or, if a registered company, such earlier date as the Parent's and such Obligor's Form 10-K is filed with the Securities and Exchange Commission) copies of:

                 (x) the consolidated and consolidating balance sheet of the Parent as at the close of such fiscal year, and

                 (y) the consolidated and consolidating statements of income, changes in surplus and cash flows of the Parent for such fiscal year,

     in each case setting forth in comparative form the figures for the preceding fiscal year and prepared in accordance with GAAP, all in reasonable detail and accompanied by an opinion thereon of PriceWaterhouseCoopers or other firm of independent public accountants of recognized national standing selected by the Parent and reasonably acceptable to the Lender, to the effect that the financial statements have been prepared in accordance with GAAP (except for changes in application in which such accountants concur) and present fairly in all material respects in accordance with GAAP the financial condition of the Parent as of the end of such fiscal year and the results of operations of the Parent for the fiscal year then ended and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary under the circumstances.

          (ii) QUARTERLY GAAP FINANCIAL STATEMENTS. As soon as available, and in any event within sixty (60) days after the end of each quarterly fiscal period of the Parent and each Obligor (other than the fourth fiscal quarter of any fiscal year), copies of:

                 (x) the balance sheet of the Parent and each Obligor as at the end of such fiscal quarter, and

                 (y) the statements of income, changes in surplus and cash flows of the Parent and each Obligor for such fiscal quarter and the portion of such fiscal year ended with such fiscal quarter, in each case setting forth in comparative form the figures for the preceding fiscal year and prepared in accordance with GAAP, all in reasonable detail and certified as presenting fairly in accordance with GAAP the financial condition of the Parent and each Obligor as of the end of such period and the results of operations for such period by a senior officer of the Parent or the Obligor, as applicable, subject only to normal year-end accruals and audit adjustments and the absence of footnotes.

          (iii) ANNUAL/QUARTERLY REPORTS. Concurrently with the delivery of the financial statements required pursuant to subsections (i), (ii), (vi) and (vii) of this Section, copies of all reports required to be filed with any Applicable Insurance Regulatory Authority in connection with the filing of such financial statements.

          (iv) MANAGEMENT LETTERS. Promptly upon receipt thereof, copies of any reports or management letters relating to the internal financial controls and procedures delivered to the Parent and such Obligor by any independent certified public accountant in connection with an examination of the financial statements of the Parent or such Obligor, as applicable.

          (v) ADDITIONAL INFORMATION. Such additional information as the Lender, may reasonably request concerning the Parent or such Obligor and for that purpose all pertinent books and other documents relating to its business, affairs and Properties, including Investments as shall from time to time be designated by the Lender.

          (vi) ANNUAL SAP FINANCIAL STATEMENTS. As soon as available, and in any event within fifteen (15) days following the filing of such with the Applicable Insurance Regulatory Authority, copies of the (if required to be filed with a regulatory authority) SAP Financial Statements for such Obligor, in each case setting forth in comparative form the figures for the preceding fiscal year and prepared in accordance with SAP, all in reasonable detail and certified as presenting fairly in accordance with SAP the financial condition of such Obligor by a senior officer of such Obligor. Such Annual SAP Financial Statements shall be accompanied by a summary of the applicable fiscal year prepared by the management of the Obligor.

          (vii) QUARTERLY SAP STATEMENTS. As soon as available, and in any event within sixty (60) days after the end of each quarterly fiscal period, copies of the unaudited SAP Financial Statements for such quarterly period of such Obligor setting forth in comparative form the figures for the preceding fiscal year and prepared in accordance with SAP, all in reasonable detail and certified as presenting fairly in accordance with SAP the financial condition of such Obligor, as applicable, as of the end of such period and results of operations for such period by a senior officer of such Obligor, as applicable, subject to normal year-end accruals and audit adjustments.

     (c) MAINTENANCE OF ADJUSTED COLLATERAL VALUE. Such Obligor shall at all times maintain Collateral in the Custodial Account maintained in its name in an amount such that the Adjusted Collateral Value is not less than the sum of all amounts then outstanding with respect to the sum of the Letter of Credit Obligations and Reimbursement Obligations of such Obligor. Each Obligor agrees that if the Adjusted Collateral Value of the Collateral in the applicable Custodial Account is less than the sum of the Letter of Credit Obligations and the Reimbursement Obligations of such Obligor, the Lender shall have the right to require such Obligor to pay to the Custodian the amount of any such deficiency, which amount shall be payable by no later than 3:00 p.m. (Connecticut time) (i) on the date of notice by the Lender, if such notice is received before 12:00 p.m. (Connecticut time) or (ii) on the Business Day immediately following the date of notice by the Lender, if such notice is received after 12:00 p.m. (Connecticut time), and which payment shall be deposited by the Custodian into the applicable Custodial Account in the form of cash or Investments. At any time, other than after the occurrence and during the continuation of a Default or an Event of Default, an Obligor may substitute Collateral to the extent such substitution arises from normal trade activities within the Custodial Account in accordance with the provisions of Section 1 of the Security Agreement between the Obligor and the Lender.

                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

     Section 6.1  EVENTS OF DEFAULT DEFINED.

With respect to each Obligor, each of the following is an "Event of Default:"

     (a) failure by such Obligor to pay any amount payable by it hereunder on the date due;

     (b) if the validity or enforceability of any Security Document to which such Obligor is a party shall be contested by any Person;

     (c) if any representation or warranty made by or on behalf of such Obligor in this Agreement, in any other Fundamental Document or in any certificate, report or financial or other statement furnished to the Lender at any time under or in connection with this Agreement, any other Fundamental Document or any other such document or agreement shall have been untrue in any material respect when made or deemed to have been made;

     (d) default by such Obligor in the observance or performance of its covenants set forth in (i) Article V; or (ii) default by such Obligor in the observance or performance of its obligation to maintain the value of the Custodial Account maintained in its name in accordance with Section 1 of the Security Agreement between it and the Lender;

     (e) default by such Obligor in the observance or performance of any other covenant or agreement contained in this Agreement or any other Fundamental Document and the continuance thereof unremedied for 10 days after receipt by such Obligor of written notice of such default from the Lender;

     (f) an order shall be made by a competent court or a resolution shall be passed for the winding up or dissolution or rehabilitation of the Parent or such Obligor save for the purposes of amalgamation, merger, consolidation, reorganization or other similar arrangement on terms approved by the Lender (not involving the insolvency of the Parent or such Obligor) and save that if any such order or resolution is sought in an involuntary proceeding against any such Person, such Person shall have thirty (30) days from the commencement of such proceeding to obtain an order staying, vacating or dismissing such proceedings, or a petition shall be presented to, or an order shall be made by a competent court for the appointment of, an administrator of the Parent or such Obligor and such petition or order shall not have been stayed, vacated or dismissed within thirty (30) days after the presentation of such petition or the making of such order;

     (g) the Parent or such Obligor shall cease to carry on the whole or substantially the whole of its business, save for the purposes of amalgamation, merger, consolidation, reorganization or other similar arrangement (not involving or arising out of the insolvency of the Parent or such Obligor) which is permitted hereunder, or the Parent or such Obligor shall suspend payment of its debts generally or shall be unable to, or shall admit inability to, pay its debts as they fall due, or shall be adjudicated or found bankrupt or insolvent by any competent court in a voluntary or involuntary bankruptcy or insolvency proceeding and, in the case of an involuntary proceeding, such adjudication or finding is not stayed, vacated or dismissed for thirty (30) days, or shall enter into any composition or other similar arrangement with its creditors generally;

     (h) a receiver, administrator, liquidator or other similar official shall be appointed in relation to the Parent or such Obligor or in relation to the whole or a substantial part of its assets or to the Collateral or a distress, execution or other process shall be levied or enforced upon or out against, or any encumbrancer shall take possession of, the whole or a substantial part of its assets or the Collateral and in any of the foregoing cases, such action or person shall not be discharged, dismissed, vacated, stayed or bonded within thirty (30) days;

     (i) any seizure, vesting or intervention by or under authority of a government occurs, by which the Parent's or such Obligor's management is displaced or its authority in the conduct of its business is curtailed;

     (j) default by the Parent or such Obligor in (i) any payment of principal of or interest of any Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, PROVIDED that the aggregate principal amount of all such Indebtedness which would then become due and payable would equal or exceed, in the case of the Parent, Arch Company, Alternative or Reinsurance, $15,000,000, or in the case of First American, $5,000,000; or

     (k) One or more judgments or decrees shall be entered against the Parent or such Obligor involving in the aggregate a liability (to the extent not paid or covered by insurance) of, in the case of the Parent, Arch Company, Alternative or Reinsurance, $15,000,000 or more, and in the case of First American, $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days after the entry thereof.

     (l) The Net Worth of the Parent shall be less than $750,000,000 as of the end of any fiscal quarter.

     Section 6.2  REMEDIES.

     (a) Without limiting any other rights or remedies of the Lender provided for elsewhere in this Agreement or any other Fundamental Document, or by applicable law, or in equity, or otherwise, (i) if any Event of Default shall occur and be continuing with respect to any Obligor, the Lender, may by notice to such Obligor, declare all amounts owing under this Agreement from such Obligor and any Letters of Credit (whether or not such Letter of Credit Obligations be contingent or unmatured) issued at the request of such Obligor to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by such Obligor, and (ii) if any Event of Default shall occur and be continuing with respect to the Parent, the Lender, may by notice to each Obligor, declare all amounts owing under this Agreement from each Obligor and any Letters of Credit (whether or not such Letter of Credit Obligations be contingent or unmatured) issued at the request of such Obligor to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Obligor. The Lender may immediately take any and all remedies with respect to the Collateral permitted by the Security Documents.

     (b) Upon declaration as provided for above, the defaulting Obligor shall, as specified in written notice by the Lender, either (i) immediately deliver to the Lender, any amounts required to be paid in accordance with
Section 5.1(c) hereof (the "Letter of Credit Amount"), or (ii) with the consent of the Beneficiary or Beneficiaries thereof, cause any Letters of Credit to be canceled forthwith in a manner satisfactory to the Lender. In addition to providing the Letter of Credit Amount, the defaulting Obligor shall provide the Lender with any documentation as the Lender may from time to time request to perfect its rights in the Letter of Credit Amount, including, without limitation, pledge agreements and financing statements in form and substance satisfactory to the Lender. The Lender shall hold the Letter of Credit Amount in its own name for the exclusive purpose of applying such Letter of Credit Amount toward the immediate payment of amounts which are thereafter drawn under any Letter of Credit, and, to the extent of such payment, the Reimbursement Obligations shall be deemed to be satisfied. Upon the expiry date of all Letters of Credit, any Letter of Credit Amount remaining after satisfaction of all Reimbursement Obligations shall be remitted to the order of the applicable Obligor. Each Obligor shall remain liable for the relevant amount of any deficiency in respect of its Letter of Credit Obligations and Reimbursement Obligations.

     (c) Upon the occurrence and during the continuation of any Default or Event of Default under this Agreement, no Letter of Credit shall be issued, renewed or extended under this Agreement except in the sole discretion of the Lender.

                                  ARTICLE VII

                                    Reserved.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1 AMENDMENTS, ETC.

     Neither this Agreement nor any other Fundamental Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. No amendment of, or supplement or modification to any provision of this Agreement or any other Fundamental Document to which any Obligor is a party shall in any event be effective unless the same shall be in writing and signed by such Obligor and the Lender.

     Section 8.2 ADDRESSES FOR NOTICES.

     All notices and other communications provided for hereunder shall be in writing unless otherwise stated herein and shall be delivered by fax, hand delivery, or recognized courier service that provides delivery within two Business Days:

if to Reinsurance, at

                 Wessex House
                 45 Reid Street
                 Hamilton HM12
                 Bermuda
                 Attn: Chief Financial Officer
                 Facsimile: (441) 278-9230

if to Arch Company, at

                 55 Madison Avenue
                 P.O. Box 1988
                 Morristown, New Jersey 07962
                 Attn: Chief Financial Officer
                 Facsimile: (973) 898-9570

if to First American, at

                 100 First Stamford Place
                 Suite 325
                 Stamford, Connecticut 06902

                 Attn:  Chief Financial Officer
                 Facsimile: (203) 975-5691


if to Alternative, at

                 Clarendon House
                 2 Church Street
                 Hamilton HM11
                 Bermuda
                 Attn: Chief Financial Officer
                 Facsimile: (441) 292-4720

if to Fleet, at

                 777 Main Street
                 Hartford, CT 06115
                 Attn: Lawrence Davis
                 Fax: (860) 986-1264

or to such other address as such party may specify to the other party, and shall be effective when delivered at the address specified in or pursuant to this Section.

     Section 8.3  NO WAIVER; REMEDIES.

     No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 8.4  SUCCESSORS AND ASSIGNS.

     (a) This Agreement is a continuing obligation of each Obligor and shall, until the date on which all amounts due and owing hereunder are paid in full (i) be binding upon each Obligor, its successors and assigns, and (ii) inure to the benefit of and be enforceable by the Lender and its successors and assigns, PROVIDED, that any assignment of this Agreement or any part hereof by any Obligor shall be void. The Lender may assign or transfer to one or more Eligible Assignees all or a portion of the interests, rights and obligations under this Agreement and the other Fundamental Documents. The Lender and any Eligible Assignee may sell participations in all or a portion of its interests, rights and obligations under this Agreement and the other Fundamental Documents, PROVIDED that the Lender or the Eligible Assignee shall remain solely responsible for the performance of its obligations under this Agreement.

     (b) Anything in this Section 8.4 to the contrary notwithstanding, the Lender may at any time pledge or assign all or any portion of its interest and rights under this Agreement to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release the Lender from its obligations hereunder or under any of the other Fundamental Documents.

     Section 8.5  PAYMENT OF EXPENSES AND TAXES.

     (a) Reinsurance hereby agrees to pay or reimburse the Lender for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and attention to the execution of the Fundamental Documents, and of documents embodying or relating to amendments, waivers or consents with respect to any of the foregoing, including the reasonable fees and out-of-pocket costs and expenses of counsel to the Lender, (b) Reinsurance agrees to pay and to save the Lender from all registration, recording and filing fees and all liabilities with respect to, or resulting from, any delay by any Obligor in paying stamp and other Taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, any of the Fundamental Documents or any amendment, waiver or consent with respect thereto or the consummation of any of the transactions contemplated thereby, (c) each Obligor agrees to pay or reimburse the Lender for all its out-of-pocket costs and expenses incurred in connection with the preparation and attention to the execution and issuance of Letters of Credit issued at the request of such Obligor and (d) each Obligor agrees to pay or reimburse the Lender for all out-of-pocket costs and expenses incurred by it in connection with the enforcement or preservation of any rights against such Obligor under or in respect of this Agreement and the other Fundamental Documents (including the fees and expenses of lawyers retained by the Lender, including the allocated costs of internal counsel, and remuneration paid to agents and experts not in the full-time employ of the Lender for services rendered on behalf of the Lender) on a full indemnity basis. All such amounts will be paid by Reinsurance or the Obligors, as applicable, on demand.

     Section 8.6  RIGHT OF SET-OFF.

     Each Obligor agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim the Lender may otherwise have, the Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final, and regardless of whether such balances are then due to such Obligor) held by it for the account of such Obligor at any of the Lender' offices, in Dollars or in any other currency, against any amount payable by such Obligor under this Agreement or any Letter of Credit that is not paid when due, taking into account any applicable grace period, in which case it shall promptly notify such Obligors thereof, PROVIDED that the Lender's failure to give such notice shall not affect the validity thereof. In furtherance thereof, each Obligor hereby grants to the Lender, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property of such Obligor, now or hereafter in the possession, custody, safekeeping or control of the Lender or any entity under the control of FleetBoston Financial Corporation and its successors and assigns or in transit to any of them. At any time after the occurrence of an Event of Default, without demand or notice (any such notice being expressly waived by each Obligor), the Lender may setoff the same or any part thereof and apply the same to any liability or obligation of such Obligor even though unmatured and regardless of the adequacy of any other collateral securing such Obligor's obligations hereunder. ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES AN OBLIGOR'S OBLIGATIONS HEREUNDER, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF SUCH OBLIGOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. At the option of the Lender, if there is a separate revolving line of credit, line of credit, or other credit facility existing between the Lender and such Obligor, the Lender is irrevocably authorized to satisfy such Obligor's reimbursement obligation to the Lender, in whole or in part, by making an advance under such facility.

     Section 8.7 GOVERNING LAW.

     This Agreement, and the rights and obligations of the parties hereunder, shall be governed by, and construed in accordance with the laws of the State of Connecticut without giving effect to the choice of law or conflicts of law principles thereof.

     Section 8.8 CONSENT TO JURISDICTION.

     Each Obligor hereby expressly submits to the non-exclusive jurisdiction of all federal and state courts sitting in the State of Connecticut, and agrees that any process or notice of motion or other application to any of said courts or a judge thereof may be served upon such Obligor within or without such court's jurisdiction by registered or certified mail, return receipt requested, or by personal service, at such Obligor's address (or at such other address as the Obligor shall specify by a prior notice in writing to the Lender), provided reasonable time for appearance is allowed. Each Obligor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue to any suit, action or proceeding arising out or relating to this Agreement brought in any federal or state courts sitting in the State of Connecticut and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, the Lender may sue any Obligor in any jurisdiction where such Obligor or any of its assets may be found and may serve legal process upon such Obligor in any other manner permitted by law.

     Section 8.9  WAIVER OF JURY TRIAL.

     EACH OBLIGOR AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FUNDAMENTAL DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THIS

AGREEMENT OR ENFORCEMENT OF THE FUNDAMENTAL DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH OBLIGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OBLIGOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT AND THE OTHER FUNDAMENTAL DOCUMENTS.

     Section 8.10 INTEREST.

     All agreements between the Lender and the Obligors are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to the Lender for the use or the forebearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Lender and the Obligors in the execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the State of Connecticut from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the agreements executed herewith at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Obligors and the Lender.

     Section 8.11 TABLE OF CONTENTS AND CAPTIONS.

     The Table of Contents hereof and captions herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 8.12 INTEGRATION.

     This Agreement is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Letter of Credit and Reimbursement Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Agreement.

     Section 8.13 COUNTERPARTS.

     This Agreement may be executed in multiple counterparts each of which shall be an original and all of which when taken together shall constitute but one and the same Agreement.

                [Remainder of the Page Intentionally Left Blank]

     In Witness Whereof, the parties have caused this Agreement to be duly executed and delivered by their respective officers, as an instrument under seal, as of the date first above written.

ARCH REINSURANCE LTD.


By:  /s/ Dwight R.Evans
   ---------------------------------
     Name: Dwight R. Evans
     Title: President


By:
   ---------------------------------
     Name:
     Title:
ARCH REINSURANCE COMPANY


By:  /s/ John F. Rathgeber
   ---------------------------------
     Name: John F. Rathgeber
     Title: Managing Director


FIRST AMERICAN INSURANCE COMPANY

By:  /s/ John M. Tetro
   ---------------------------------
     Name: John M. Tetro
     Title: SVP and CFO


FLEET NATIONAL BANK


By:  /s/ Lawrence Davis
   ---------------------------------
   Name: Lawrence Davis
   Title: Portfolio Manager

ALTERNATIVE RE LIMITED


By:  /s/ Graham B.R. Collis
   ---------------------------------
   Name: Graham B.R. Collis
   Title: Director

                                                                       EXHIBIT A


                           [FORM OF LETTERS OF CREDIT]

FLEET NATIONAL BANK
C/O FLEET PENNSYLVANIA SERVICES, INC.
1 FLEET WAY
SCRANTON, PA 18507-1999

                                      DATE:

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER_______________

BENEFICIARY:                             APPLICANT:


AMOUNT:  USD
EXPIRY DATE:
EXPIRE PLACE: OUR COUNTERS

GENTLEMEN:

WE HEREBY ISSUE THIS IRREVOCABLE LETTER OF CREDIT NO. ___________ IN
YOUR FAVOR, FOR THE ACCOUNT OF APPLICANT ,FOR UP TO AN AGGREGATE AMOUNT OF USD __________AVAILABLE BY YOUR DRAFT(S) DRAWN ON US AT SIGHT, ACCOMPANIED BY THE
FOLLOWING:

1. BENEFICIARY'S WRITTEN, DATED STATEMENT ON BENEFICIARY LETTERHEAD SIGNED BY A PURPORTED OFFICER READING:
QUOTE


UNQUOTE

2. THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

DATA CONTENT OF ANY REQUIRED DOCUMENTS PRESENTED UNDER THIS LETTER OF CREDIT MUST BE CONSISTENT WITH THE DATA CONTENT OF ANY OTHER REQUIRED DOCUMENT(S) PRESENTED UNDER THIS LETTER OF CREDIT.

PARTIAL DRAWINGS ARE PERMITTED.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR PERIOD(S) OF ONE YEAR EACH FROM THE CURRENT OR ANY FUTURE EXPIRATION DATE UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SHALL NOTIFY THE BENEFICIARY IN WRITING, VIA REGISTERED MAIL, AT THE ABOVE LISTED ADDRESS OF OUR INTENTION NOT TO RENEW THIS LETTER OF CREDIT.

ANY SUCH NOTICE SHALL BE EFFECTIVE WHEN SENT BY US AND UPON SUCH NOTICE TO YOU YOU MAY DRAW HEREUNDER, UP TO THE FULL AMOUNT THEN AVAILABLE, BY PRESENTATION OF YOUR SIGHT DRAFT DRAWN ON US ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT, AND ALL AMENDMENTS THERETO, AND YOUR STATEMENT, ON YOUR LETTERHEAD PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE, STATING THAT YOU ARE IN RECEIPT OF FLEET NATIONAL BANK'S NOTICE OF NONRENEWAL UNDER LETTER OF CREDIT NO. _____________ AND APPLICANT HAS FAILED TO EXTEND SAID LETTER OF CREDIT OR PROVIDE A REPLACEMENT LETTER OF CREDIT IN A FORM ACCEPTABLE TO YOU.

DRAFT(S) MUST STATE: "DRAWN UNDER FLEET NATIONAL BANK STANDBY L/C NO. ____________ DATED _____________________."

THIS LETTER OF CREDIT IS TRANSFERABLE IN FULL AND NOT IN PART. ANY TRANSFER MADE HEREUNDER MUST CONFORM STRICTLY TO THE TERMS HEREOF AND TO THE CONDITIONS OF RULE 6 OF THE INTERNATIONAL STANDBY PRACTICES (ISP98) FIXED BY THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

SHOULD YOU WISH TO EFFECT A TRANSFER UNDER THIS CREDIT, SUCH TRANSFER WILL BE SUBJECT TO THE RETURN TO US OF THE ORIGINAL CREDIT INSTRUMENT, ACCOMPANIED BY OUR FORM OF TRANSFER, PROPERLY COMPLETED AND SIGNED BY AN AUTHORIZED SIGNATORY OF YOUR FIRM, BEARING YOUR BANKERS STAMP AND SIGNATURE AUTHENTICATION AND SUBJECT TO YOUR PAYMENT OF OUR CUSTOMARY TRANSFER CHARGES OF 1/4 OF 1% MINIMUM $ 200.00.

DRAFTS AND DOCUMENTS MUST BE PRESENTED AT OUR OFFICE ADDRESSED: FLEET NATIONAL BANK, C/O FLEET PENNSYLVANIA SERVICES INC., 1 FLEET WAY, SCRANTON, PA 18507-1999, ATTN: TRADE SERVICES DEPT. - STANDBY UNIT.

WE HEREBY AGREE WITH YOU THAT DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON DUE PRESENTATION TO US.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

FORM AND CONTENTS ACCEPTED BY:

(SIGNATURE -MUST BE THE SAME AS THAT ON LETTER OF CREDIT APPLICATION) AUTHORIZED SIGNATURE FOR


-----------------------------
APPLICANT

                                                                       EXHIBIT B


                          [FORM OF SECURITY AGREEMENT]

                               SECURITY AGREEMENT

                           Dated as of April 17, 2002

                                     between

                            ARCH REINSURANCE COMPANY

                                       and

                               FLEET NATIONAL BANK

                                TABLE OF CONTENTS

                                                                                                               PAGE
SECTION 1.        Grant of Security..............................................................................1

SECTION 2.        Security for Obligations.......................................................................3

SECTION 3.        Delivery of Collateral.........................................................................3

SECTION 4.        Debtor Remains Liable..........................................................................3

SECTION 5.        Representations and Warranties.................................................................3

SECTION 6.        Further Assurances: Supplements................................................................4

SECTION 7.        Additional Covenants...........................................................................5

SECTION 8.        Lender Appointed Attorney-in-Fact..............................................................7

SECTION 9.        Lender May Perform.............................................................................7

SECTION 10.       The Lender.....................................................................................7

SECTION 11.       Remedies Upon Default; Application of Collateral...............................................8

SECTION 12.       Amendments, Etc................................................................................8

SECTION 13.       Indemnity and Expenses.........................................................................8

SECTION 14.       Reserved.......................................................................................9

SECTION 15.       Addresses for Notices..........................................................................9

SECTION 16.       No Waiver; Cumulative Remedies.................................................................9

SECTION 17.       Continuing Security Interest...................................................................9

SECTION 18.       Further Indemnification.......................................................................10

SECTION 19.       Governing Law; Terms..........................................................................10

SECTION 20.       No Petition in Bankruptcy.....................................................................10

SECTION 21.       Waiver of Jury Trial..........................................................................10

SECTION 22.       Jurisdiction; Consent to Service of Process...................................................11

SECTION 23.       Headings......................................................................................11

SECTION 24.       Severability..................................................................................11

SECTION 25.       Counterparts..................................................................................12


SCHEDULES

Schedule 1        Definitions
Schedule 2        Trade Names

                               SECURITY AGREEMENT

     SECURITY AGREEMENT (the "Agreement") dated as of April 17, 2002 between ARCH REINSURANCE COMPANY, a corporation organized and existing under the laws of Nebraska, ("Arch Company" or "Debtor") and FLEET NATIONAL BANK, as the Lender under the below referenced Letter of Credit Agreement (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Lender as the issuer of Letters of Credit has entered into a Letter of Credit and Reimbursement Agreement dated as of April 17, 2002 (as such agreement may hereafter be amended or otherwise modified from time to time, being the "Letter of Credit Agreement") with Arch Reinsurance Ltd., Arch Company, Alternative Re Limited and First American Insurance Company;

     WHEREAS, it is a condition precedent to the issuance of Letters of Credit by the Lender under the Letter of Credit Agreement that the Debtor shall have executed and delivered to the Lender this Agreement and pledged and granted a security interest in the Collateral, as such term is defined below, held by or on behalf of the Debtor from time to time and other rights and interests contemplated by this Agreement; and

     WHEREAS, pursuant to the terms of the Custodian Agreement, the Custodian has established a Custodial Account, account #0010409270 (the "Custodial Account"), in the name of the Debtor and the Company hereby grants to the Lender a security interest in the Collateral, including the Custodial Account.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to issue Letters of Credit for the account of the Debtor under the Letter of Credit Agreement, Arch Company hereby agrees with the Lender as follows (all capitalized terms used herein shall have the meanings set forth in SCHEDULE 1 hereto or, if not defined therein, in the Letter of Credit Agreement):

     1. GRANT OF SECURITY. The Debtor hereby pledges to the Lender and grants to the Lender for its benefit a security interest in and lien upon, all of the Debtor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Debtor now has or hereafter acquires an interest and wherever the same may be located (collectively, the "Collateral"):

          (i) The Custodial Account, including all cash held therein or credited thereto from time to time, and all securities, instruments and investments, including Investments, and other "investment property" and "financial assets," as each such term is defined in the UCC, of any kind held therein or credited thereto from time to time) (the "Pledged Investments"); and

          (ii) All proceeds of, accessions to, substitutions for, and earnings on, any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (i) and (ii) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes hereof, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

     Notwithstanding the foregoing, at any time, other than after the occurrence and during the continuation of a Default or an Event of Default, the Debtor may request that the Lender release its Lien on so much of the Collateral as equals the excess, if any, of the Adjusted Collateral Value of the Collateral over the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor; provided that such excess shall be released from the Custodial Account only with the consent of the Lender, which consent may be given or withheld by the Lender in its sole discretion. Should the Adjusted Collateral Value of the Collateral be less than the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor, the Lender shall have the right to require the Debtor to pay to the Custodian by no later than 3:00 p.m. (Connecticut time) (i) on the date of such notice, if such notice is received before 12:00 p.m. (Connecticut time) or (ii) on the Business Day immediately following the date of notice by the Lender, if such notice is received after 12:00 p.m. (Connecticut time), the difference between (A) the then-current Adjusted Collateral Value of the Collateral and (B) the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor, which payment shall be deposited by the Custodian into the Custodial Account in the form of cash or Investments. Any failure by the Debtor to make such payment shall constitute an Event of Default hereunder and under the Fundamental Documents.

     In addition, the Debtor shall have the right, other than after the occurrence and during the continuation of a Default or an Event of Default, to substitute Collateral to the extent such substitution arises from normal trade activities within the Custodial Account hereunder so long as (i) the Debtor maintains the value of the Custodial Account in accordance with this Section 1,
(ii) such substituted Collateral shall be in the form of Investments, and (iii) if requested by the Lender, the Debtor shall deliver to the Lender a Supplement to Security Agreement in a form satisfactory to the Lender. The Collateral which is removed from the Custodial Account in full compliance with this paragraph shall no longer be subject to the Lien hereof without any further action on the part of the Debtor or the Lender; the Collateral which is added to the Custodial Account pursuant to such Supplement to Security Agreement shall immediately be subject to the Lien hereof without any further action on the part of the Debtor or the Lender. The Debtor agrees to pay any costs and expenses of the Lender (and its counsel) in connection with any substitution of Collateral.

     2. SECURITY FOR OBLIGATIONS. The grant in Section 1 secures and the Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise of all obligations of every nature now or hereafter existing of the Debtor under the Letter of Credit Agreement and any Letter of Credit application and reimbursement agreement or other document or instrument delivered pursuant thereto, and all amendments, extensions or renewals thereof or hereof, whether for principal, interest, fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly as a preference, fraudulent transfer or otherwise, and all obligations of every nature of the Debtor now or hereafter existing under this Agreement (all such obligations being the "Secured Obligations").

     3. DELIVERY OF COLLATERAL. All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by the Custodian for the benefit of the Lender. At any time at which an Event of Default has occurred and is continuing under the Letter of Credit Agreement, the Lender shall have the right, subject at all times to Section 11 hereof, in its discretion and without notice to the Debtor, to transfer to or to register in the name of any of its nominees any or all of the Collateral, and may receive the income and any distributions thereon and hold the same as Collateral for the Secured Obligations, or apply the same to any of the Secured Obligations.

     4. DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Debtor shall remain liable under the contracts and agreements included or relating to the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in or relating to the Collateral, and (c) the Lender shall not have any obligation or liability under the contracts and agreements included in or relating to the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     5. REPRESENTATIONS AND WARRANTIES. The Debtor hereby represents and warrants as follows:

            (a) The Debtor is duly organized and validly exists under the laws of Nebraska.

            (b) The Debtor is the legal and beneficial owner of the Collateral free and clear of any liens, security interest, option or other charge or encumbrance (except liens in favor of the Custodian). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement. Except as set forth on Schedule 2 attached hereto, the Debtor has no trade names and does not do business under any fictitious business name.

            (c) The pledge and the grant of the security interest in the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, and all filings and other actions necessary to perfect and protect such security interest have been duly taken.

            (d) No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than authorizations, consents, approvals already obtained, actions already taken, notices already provided and filings already made) is required (i) for the grant by the Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the perfection of or the exercise by the Lender of its rights and remedies provided for in this Agreement or (iii) to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in any jurisdiction in which any of the Collateral is located.

            (e) Each of this Agreement and the other Fundamental Documents to which the Debtor is a party constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the knowledge of the Debtor, each Pledged Investment constitutes the legally valid and binding obligation of the party obligated to pay the same.

            (f) The Debtor is deriving substantial direct and indirect benefits from the issuance of the Letters of Credit for its account under the Letter of Letter of Credit Agreement and has received good and adequate consideration for the pledge of the Collateral effected under this Agreement.

     6. FURTHER ASSURANCES: SUPPLEMENTS. (a) The Debtor agrees that at any time and from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Lender may request, to perfect and protect the pledges and security interests granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Debtor will (i) if any Collateral shall be evidenced by a promissory note or other instrument, or if any of the Collateral shall constitute chattel paper, deliver to the Lender (or to the Custodian to hold on behalf of the Lender) such note, instrument and all original counterparts of chattel paper duly endorsed and accompanied by duly executed instruments of transfer, all in form satisfactory to the Lender and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or that the Lender may reasonably request, to protect and preserve the pledges and security interests granted or purported to be granted hereby.

            (b) The Debtor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Lender will promptly send the Debtor any financing or continuation statements thereto which it files without the signature of the Debtor and, except in the case of filings of copies of this Agreement as financing statements, the Lender will promptly send the Debtor the filing or recordation information with respect thereto.

            (c) The Debtor will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

            (d) The Debtor agrees that it will not create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except in favor of the Lender hereunder or the Custodian.

     7. ADDITIONAL COVENANTS. (a) The Debtor shall maintain its organization and existence in the jurisdiction specified in Section 5(a) and shall not reincorporate or otherwise reorganize in any other jurisdiction without the prior written consent of the Lender. The Debtor shall, from the date on which each Pledged Investment was purchased, maintain (i) complete records of each Pledged Investment, including records of all payments received, interest or fees accruing or credits granted and (ii) all documentation relating thereto. In connection therewith, the Lender may (subject to the confidentiality restrictions contained in any agreement) institute procedures to permit it to confirm the balances owing in respect of any Pledged Investment. The Debtor agrees to render to the Lender such clerical and other assistance as may be reasonably requested with regard to the foregoing. If an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, promptly upon request therefor, the Debtor shall (subject to the confidentiality restrictions contained in any agreement) deliver to the Lender complete and correct copies of all documentation relating to the Pledged Investments.

            (b) The Debtor shall duly fulfill in all material respects all obligations on its part to be fulfilled under or in connection with the Pledged Investments and shall do nothing to impair in any material respect the rights of the Lender therein.

            (c) Following an Event of Default under the Letter of Credit Agreement (subject to Section 11 hereof), any proceeds of Collateral when first received by or on behalf of the Debtor shall be deposited by or on behalf of the Debtor in the form so received in the Custodial Account, and until so deposited shall be held in trust for and as the Lender's property and shall not be commingled with the Debtor's or any other Person's other funds or properties.

            (d) The Debtor, at its own cost and expense, will, and will cause the Custodian to, maintain satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of an Event of Default under the Letter of Credit Agreement, the Debtor will (subject to the confidentiality restrictions contained in any agreement and any applicable law) deliver and turn over to the Lender or to its representatives, or at the option of the Lender shall (subject to the confidentiality restrictions contained in any agreement) provide the Lender or its representatives with access to, at any time on demand of the Lender, copies of all the Debtor's books and records pertaining to the Collateral including, without limitation, all credit files and computer software, programs, tapes or disks relating to Pledged Investments or otherwise necessary to the collection thereof.

            (e) The Debtor will comply in all material respects with all applicable statutes, rules, and regulations with respect to the Collateral or any part thereof.

            (f) The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such amount need be paid if (i) such non-payment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, (ii) the charge or levy is being contested in good faith and by proper proceedings, and (iii) the obligation to pay such amount is adequately reserved against in accordance with and to the extent required by GAAP.

            (g) The Debtor will in all material respects perform and observe all the terms and provisions of the documentation relating to the Pledged Investments to be performed or observed by it, maintain the documentation relating to the Pledged Investments in full force and effect in accordance with their terms, and take all action to such end as may be from time reasonably requested by the Lender.

            (h) The Debtor will advise the Lender promptly, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral by any Person, other than the Custodian, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Collateral or on the pledges and security interests granted hereby.

            (i) The Debtor will not sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, any of the Collateral, except sales not restricted by the terms of the Letter of Credit Agreement or this Agreement.

            (j) The Debtor shall at all times retain Fleet National Bank as the Custodian pursuant to the Custodian Agreement.

     8. LENDER APPOINTED ATTORNEY-IN-FACT. The Debtor appoints the Lender its attorney-in-fact with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Lender's discretion, after an Event of Default under the Letter of Credit Agreement has occurred and is continuing (but in all instances subject to Section 11 hereof), to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the provisions of any applicable law), including, without limitation, to (i) ask, demand, collect, sue for, recover, compromise, receive and give acquittances and receipts for moneys due and to become due under or in connection with the Collateral, (ii) receive, endorse and collect all drafts or other instruments and documents made payable to the Debtor in connection therewith or representing any payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same,
(iii) file any claims or take any action or institute any proceedings which the Lender may deem to be necessary or desirable for the collection of any of the Collateral, (iv) enforce the rights of the Lender with respect to any of the Collateral and compliance with the terms and conditions of this Agreement, the Letter of Credit Agreement and the other Fundamental Documents, (v) pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Lender in its sole discretion, and such payments made by the Lender to become obligations of the Debtor to the Lender, due and payable in accordance with the Letter of Credit Agreement, (vi) generally sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and (vii) do, at the Lender's option and the Debtor's expense, at any time, or from time to time, all acts and things that the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

     9. LENDER MAY PERFORM. If the Debtor fails to perform any agreement contained herein or if a Default or an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, the Lender may at any time (but in all instances subject to Section 11 hereof) itself perform, or cause performance of, such agreement.

     10. THE LENDER. (a) Neither the Lender nor any of its respective affiliates, directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or for errors in judgment, except for its or their own gross negligence, willful misconduct or bad faith.

                  (b) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. Except for the exercise of reasonable care in the custody and preservation of any Collateral in its possession and accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to any rights pertaining thereto.

                  (c) The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property.

     11. REMEDIES UPON DEFAULT; APPLICATION OF COLLATERAL. (a) If an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, then any cash held by the Lender and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied to the obligations of the Debtor to the Lender as the Lender determines in its sole discretion. Any surplus of such cash or cash proceeds held by the Lender and remaining after the payment in full of all the Secured Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled thereto.

            (a) Any foreclosure upon, sale of, or exercise of rights with respect to the Collateral shall be conducted in compliance with all contractual provisions applicable to such Collateral, including but not limited to any provisions of any agreement pursuant to which any Investment arises that govern the sale or assignment thereof.

            (b) Any sale of the Collateral or any part thereof shall be made in a commercially reasonable manner and in accordance with applicable law and may be made in one or more lots at public or private sale, for cash, on credit or for future delivery. The Lender and/or any of its affiliates may be a purchaser at any such sale. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Debtor shall cooperate with the Lender in all reasonable ways in order to assist the Lender in the sale and other disposition of the Collateral.

     12. AMENDMENTS, ETC. No amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Debtor and the Lender, no waiver of any provision of this Agreement, nor consent to any departure by the Debtor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure to exercise nor any delay in exercising on the part of the Lender of any right, power or privilege under this Agreement, shall operate as a waiver thereof; further, no single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     13. INDEMNITY AND EXPENSES. (a) The Debtor agrees to indemnify the Lender and each of its directors, officers, employees and agents (each an "Indemnified Person") from and against any and all claims, damages, losses, liabilities and expenses (excluding any present or future taxes, now or hereafter imposed, levied, collected, withheld or assessed), arising out of or in connection with or resulting from the Debtor's performance under this Agreement (including, without limitation, enforcement of this Agreement against the Debtor), unless and to the extent such claim, damage, loss, liability or expense was attributable to the gross negligence, willful misconduct or bad faith of any of the Indemnified Persons.

            (b) The Debtor agrees to pay to the Lender from time to time, upon demand, the amount of any and all costs and expenses (excluding any present or future taxes, now or hereafter imposed, levied, collected, withheld or assessed), including the reasonable fees and expenses of its counsel and of any experts and agents, that the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody (including custody by a third-party on behalf of the Lender) or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender against the Debtor,
(iv) the failure by the Debtor to perform or observe any of the provisions hereof or (v) any action taken by the Lender pursuant to Section 6 or 9 hereof.

            (c) The foregoing provisions of this Section 13 are in furtherance and not in limitation of the Debtor's obligations under the Letter of Credit Agreement.

     14.          RESERVED.

     15. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier) and, if to the Debtor, mailed, telecopied, delivered by nationally recognized overnight courier or hand delivered to it, addressed to it at the address of such party specified in the Letter of Credit Agreement, if to the Lender, mailed, telecopied, delivered by nationally recognized overnight courier or hand delivered to it at Fleet National Bank, Attention: Lawrence Davis, 777 Main Street, Hartford, Connecticut 06115, Telephone No. (860) 986-3443, Telecopier No. (860) 986-1264,
or as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective when mailed, telecopied (with telephone confirmation of receipt received), or delivered to the courier service, addressed as aforesaid.

     16. NO WAIVER; CUMULATIVE REMEDIES. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing and signed by the Lender. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

     17. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the other Secured Obligations,
(ii) be binding upon the Debtor and its successors and assigns, including but not limited to any trustee or examiner for the Debtor under the Bankruptcy Code or receiver for the assets of the Debtor under any rehabilitation or insolvency law, and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its respective successors, transferees and assigns. Upon the payment in full of the Secured Obligations, the Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, at which time the Lender shall, at the expense and request of the Debtor, reassign and deliver to the Debtor, or to such Person or Persons as may be lawfully entitled thereto, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof, together with appropriate instruments of reassignment and release.

     18. FURTHER INDEMNIFICATION. Without limiting the obligations of the Debtor under Section 13 above, the Debtor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     19. GOVERNING LAW: TERMS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are mandatorily governed by the law of a jurisdiction other than the State of Connecticut. Unless otherwise defined herein or in the Letter of Credit Agreement, terms used in Article 8 and/or 9 of the Uniform Commercial Code in the State of Connecticut are used herein as therein defined.

     20. NO PETITION IN BANKRUPTCY. Each of the parties to this Agreement severally and not jointly, hereby covenants and agrees that, prior to the date which is one year and one day after the payment or expiration in full of all outstanding Letters of Credit, it will not institute against, or join any other Person in instituting against, the Debtor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding.

     21. WAIVER OF JURY TRIAL. THE DEBTOR AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FUNDAMENTAL DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THIS AGREEMENT OR ENFORCEMENT OF THE FUNDAMENTAL DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH OBLIGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL,

EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OBLIGOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT AND THE OTHER FUNDAMENTAL DOCUMENTS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     22. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) The Debtor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any Connecticut State court or Federal court of the United States of America sitting in Connecticut; and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Letter of Credit Agreement, the other Fundamental Documents, or for recognition of enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Connecticut State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement, the Letter of Credit Agreement or the other Fundamental Documents against the Debtor or its properties in the courts of any jurisdiction.

            (b) The Debtor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Letter of Credit Agreement or the other Fundamental Documents in any Connecticut State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     23. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     24. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     25. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                                            ARCH REINSURANCE COMPANY,
                                            as the Debtor


                                            By
                                              ----------------------------------
                                              Title:


                                            FLEET NATIONAL BANK, as the Lender


                                            By
                                              ----------------------------------
                                              Title:


                              [SECURITY AGREEMENT]

                                                                      SCHEDULE 1

                                   DEFINITIONS

     "ADJUSTED COLLATERAL VALUE" shall have the meaning set forth in the Letter of Credit Agreement.

     "AFFILIATE" shall mean any Person that directly or indirectly controls, or is under common control with, or is controlled by, the Debtor. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), PROVIDED that, in any event, any Person that owns directly or indirectly securities having 20% or more of the voting power for the election of directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of being, nor considered to have the power to direct or cause the direction of management or policies solely by reason of being or actions taken as, a director, officer or employee of the Debtor or any of its Subsidiaries and (b) none of the Subsidiaries of the Debtor shall be Affiliates.

     "AGREEMENT" shall have the meaning set forth in the preamble.

     "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as in effect from time to time, and any successor statute.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in Hartford, Connecticut are authorized or required to close.

     "COLLATERAL" shall have the meaning set forth in Section 1.

     "CUSTODIAL ACCOUNT" shall have the meaning set forth in the third "Whereas" clause.

     "CUSTODIAN" shall mean Fleet National Bank, as custodian under the Custodian Agreement.

     "DEBTOR" shall have the meaning set forth in the preamble.

     "EVENT OF DEFAULT" shall have the meaning set forth in the Letter of Credit Agreement.

     "FUNDAMENTAL DOCUMENTS" shall have the meaning set forth in the Letter of Credit Agreement.

     "GAAP" shall mean generally accepted accounting principles in the United States from time to time.

     "INDEMNIFIED PERSON" shall have the meaning set forth in Section 13(a).

     "INVESTMENTS" shall have the meaning set forth in the Letter of Credit Agreement.

     "LENDER" shall have the meaning set forth in the preamble.

     "LETTER OF CREDIT AGREEMENT" shall have the meaning set forth in the first "Whereas" clause.

     "LETTER(S) OF CREDIT" shall have the meaning set forth in the Letter of Credit Agreement.

     "PERSON" shall mean an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "PLEDGED INVESTMENTS" shall have the meaning set forth in Section 1(i).

     "SECURED OBLIGATIONS" shall have the meaning set forth in Section 2.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Connecticut.

                                                                      SCHEDULE 2


                                  TRADE NAMES

                               SECURITY AGREEMENT

                           Dated as of April 17, 2002

                                     between

                        FIRST AMERICAN INSURANCE COMPANY

                                       and

                               FLEET NATIONAL BANK

                                TABLE OF CONTENTS


                                                                                                        PAGE
SECTION 1.  Grant of Security..............................................................................1

SECTION 2.  Security for Obligations.......................................................................3

SECTION 3.  Delivery of Collateral.........................................................................3

SECTION 4.  Debtor Remains Liable..........................................................................3

SECTION 5.  Representations and Warranties.................................................................3

SECTION 6.  Further Assurances: Supplements................................................................4

SECTION 7.  Additional Covenants...........................................................................5

SECTION 8.  Lender Appointed Attorney-in-Fact..............................................................7

SECTION 9.  Lender May Perform.............................................................................7

SECTION 10. The Lender.....................................................................................7

SECTION 11. Remedies Upon Default; Application of Collateral...............................................8

SECTION 12. Amendments, Etc................................................................................8

SECTION 13. Indemnity and Expenses.........................................................................8

SECTION 14. Reserved.......................................................................................9

SECTION 15. Addresses for Notices..........................................................................9

SECTION 16. No Waiver; Cumulative Remedies.................................................................9

SECTION 17. Continuing Security Interest...................................................................9

SECTION 18. Further Indemnification.......................................................................10

SECTION 19. Governing Law; Terms..........................................................................10

SECTION 20. No Petition in Bankruptcy.....................................................................10

SECTION 21. Waiver of Jury Trial..........................................................................10

SECTION 22. Jurisdiction; Consent to Service of Process...................................................11

SECTION 23. Headings......................................................................................11

SECTION 24. Severability..................................................................................11

SECTION 25. Counterparts..................................................................................12

SCHEDULES

Schedule 1  Definitions
Schedule 2  Trade Names

                               SECURITY AGREEMENT

     SECURITY AGREEMENT (the "Agreement") dated as of April 17, 2002 between FIRST AMERICAN INSURANCE COMPANY, a corporation organized and existing under the laws of Missouri, ("First American" or "Debtor") and FLEET NATIONAL BANK, as the Lender under the below referenced Letter of Credit Agreement (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Lender as the issuer of Letters of Credit has entered into a Letter of Credit and Reimbursement Agreement dated as of April 17, 2002 (as such agreement may hereafter be amended or otherwise modified from time to time, being the "Letter of Credit Agreement") with Arch Reinsurance Ltd., Arch Reinsurance Company, Alternative Re Limited and First American;

     WHEREAS, it is a condition precedent to the issuance of Letters of Credit by the Lender under the Letter of Credit Agreement that the Debtor shall have executed and delivered to the Lender this Agreement and pledged and granted a security interest in the Collateral, as such term is defined below, held by or on behalf of the Debtor from time to time and other rights and interests contemplated by this Agreement; and

     WHEREAS, pursuant to the terms of the Custodian Agreement, the Custodian has established a Custodial Account, account #0010407670 (the "Custodial Account"), in the name of the Debtor and the Company hereby grants to the Lender a security interest in the Collateral, including the Custodial Account.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to issue Letters of Credit for the account of the Debtor under the Letter of Credit Agreement, First American hereby agrees with the Lender as follows (all capitalized terms used herein shall have the meanings set forth in SCHEDULE 1 hereto or, if not defined therein, in the Letter of Credit Agreement):

     1. GRANT OF SECURITY. The Debtor hereby pledges to the Lender and grants to the Lender for its benefit a security interest in and lien upon, all of the Debtor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Debtor now has or hereafter acquires an interest and wherever the same may be located (collectively, the "Collateral"):

            (i) The Custodial Account, including all cash held therein or credited thereto from time to time, and all securities, instruments and investments, including Investments, and other "investment property" and "financial assets," as each such term is defined in the UCC, of any kind held therein or credited thereto from time to time) (the "Pledged Investments"); and

            (ii) All proceeds of, accessions to, substitutions for, and earnings on, any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (i) and (ii) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes hereof, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

     Notwithstanding the foregoing, at any time, other than after the occurrence and during the continuation of a Default or an Event of Default, the Debtor may request that the Lender release its Lien on so much of the Collateral as equals the excess, if any, of the Adjusted Collateral Value of the Collateral over the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor; provided that such excess shall be released from the Custodial Account only with the consent of the Lender, which consent may be given or withheld by the Lender in its sole discretion. Should the Adjusted Collateral Value of the Collateral be less than the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor, the Lender shall have the right to require the Debtor to pay to the Custodian by no later than 3:00 p.m. (Connecticut time) (i) on the date of such notice, if such notice is received before 12:00 p.m. (Connecticut time) or (ii) on the Business Day immediately following notice by the Lender, if such notice is received after 12:00 p.m. (Connecticut time), the difference between the then-current Adjusted Collateral Value of the Collateral and (B) the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor, which payment shall be deposited by the Custodian into the Custodial Account in the form of cash or Investments. Any failure by the Debtor to make such payment shall constitute an Event of Default hereunder and under the Fundamental Documents.

     In addition, the Debtor shall have the right, other than after the occurrence and during the continuation of a Default or an Event of Default, to substitute Collateral to the extent such substitution arises from normal trade activities within the Custodial Account hereunder so long as (i) the Debtor maintains the value of the Custodial Account in accordance with this Section 1,
(ii) such substituted Collateral shall be in the form of Investments, and (iii) if requested by the Lender, the Debtor shall deliver to the Lender a Supplement to Security Agreement in a form satisfactory to the Lender. The Collateral which is removed from the Custodial Account in full compliance with this paragraph shall no longer be subject to the Lien hereof without any further action on the part of the Debtor or the Lender; the Collateral which is added to the Custodial Account pursuant to such Supplement to Security Agreement shall immediately be subject to the Lien hereof without any further action on the part of the Debtor or the Lender. The Debtor agrees to pay any costs and expenses of Lender (and its counsel) in connection with any substitution of Collateral.

     2. SECURITY FOR OBLIGATIONS. The grant in Section 1 secures and the Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise of all obligations of every nature now or hereafter existing of the Debtor under the Letter of Credit Agreement and any Letter of Credit application and reimbursement agreement or other document or instrument delivered pursuant thereto, and all amendments, extensions or renewals thereof or hereof, whether for principal, interest, fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly as a preference, fraudulent transfer or otherwise, and all obligations of every nature of the Debtor now or hereafter existing under this Agreement (all such obligations being the "Secured Obligations").

     3. DELIVERY OF COLLATERAL. All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by the Custodian for the benefit of the Lender. At any time at which an Event of Default has occurred and is continuing under the Letter of Credit Agreement, the Lender shall have the right, subject at all times to Section 11 hereof, in its discretion and without notice to the Debtor, to transfer to or to register in the name of any of its nominees any or all of the Collateral, and may receive the income and any distributions thereon and hold the same as Collateral for the Secured Obligations, or apply the same to any of the Secured Obligations.

     4. DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Debtor shall remain liable under the contracts and agreements included or relating to the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in or relating to the Collateral, and (c) the Lender shall not have any obligation or liability under the contracts and agreements included in or relating to the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     5. REPRESENTATIONS AND WARRANTIES. The Debtor hereby represents and warrants as follows:

            (a) The Debtor is duly organized and validly exists under the laws of Missouri.

            (b) The Debtor is the legal and beneficial owner of the Collateral free and clear of any liens, security interest, option or other charge or encumbrance (except liens in favor of the Custodian). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement. Except as set forth on Schedule 2 attached hereto, the Debtor has no trade names and does not do business under any fictitious business name.

            (c) The pledge and the grant of the security interest in the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, and all filings and other actions necessary to perfect and protect such security interest have been duly taken.

            (d) No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than authorizations, consents, approvals already obtained, actions already taken, notices already provided and filings already made) is required (i) for the grant by the Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the perfection of or the exercise by the Lender of its rights and remedies provided for in this Agreement or (iii) to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in any jurisdiction in which any of the Collateral is located.

            (e) Each of this Agreement and the other Fundamental Documents to which the Debtor is a party constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the knowledge of the Debtor, each Pledged Investment constitutes the legally valid and binding obligation of the party obligated to pay the same.

            (f) The Debtor is deriving substantial direct and indirect benefits from the issuance of the Letters of Credit for its account under the Letter of Letter of Credit Agreement and has received good and adequate consideration for the pledge of the Collateral effected under this Agreement.

     6. FURTHER ASSURANCES: SUPPLEMENTS. (a) The Debtor agrees that at any time and from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Lender may request, to perfect and protect the pledges and security interests granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Debtor will (i) if any Collateral shall be evidenced by a promissory note or other instrument, or if any of the Collateral shall constitute chattel paper, deliver to the Lender (or to the Custodian to hold on behalf of the Lender) such note, instrument and all original counterparts of chattel paper duly endorsed and accompanied by duly executed instruments of transfer, all in form satisfactory to the Lender and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or that the Lender may reasonably request, to protect and preserve the pledges and security interests granted or purported to be granted hereby.

            (a) The Debtor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Lender will promptly send the Debtor any financing or continuation statements thereto which it files without the signature of the Debtor and, except in the case of filings of copies of this Agreement as financing statements, the Lender will promptly send the Debtor the filing or recordation information with respect thereto.

            (b) The Debtor will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

          (c) The Debtor agrees that it will not create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except in favor of the Lender hereunder or the Custodian.

     7. ADDITIONAL COVENANTS. (a) The Debtor shall maintain its organization and existence in the jurisdiction specified in Section 5(a) and shall not reincorporate or otherwise reorganize in any other jurisdiction without the prior written consent of the Lender. The Debtor shall, from the date on which each Pledged Investment was purchased, maintain (i) complete records of each Pledged Investment, including records of all payments received, interest or fees accruing or credits granted and (ii) all documentation relating thereto. In connection therewith, the Lender may (subject to the confidentiality restrictions contained in any agreement) institute procedures to permit it to confirm the balances owing in respect of any Pledged Investment. The Debtor agrees to render to the Lender such clerical and other assistance as may be reasonably requested with regard to the foregoing. If an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, promptly upon request therefor, the Debtor shall (subject to the confidentiality restrictions contained in any agreement) deliver to the Lender complete and correct copies of all documentation relating to the Pledged Investments.

            (a) The Debtor shall duly fulfill in all material respects all obligations on its part to be fulfilled under or in connection with the Pledged Investments and shall do nothing to impair in any material respect the rights of the Lender therein.

            (b) Following an Event of Default under the Letter of Credit Agreement (subject to Section 11 hereof), any proceeds of Collateral when first received by or on behalf of the Debtor shall be deposited by or on behalf of the Debtor in the form so received in the Custodial Account, and until so deposited shall be held in trust for and as the Lender's property and shall not be commingled with the Debtor's or any other Person's other funds or properties.

            (c) The Debtor, at its own cost and expense, will, and will cause the Custodian to, maintain satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of an Event of Default under the Letter of Credit Agreement, the Debtor will (subject to the confidentiality restrictions contained in any agreement and any applicable law) deliver and turn over to the Lender or to its representatives, or at the option of the Lender shall (subject to the confidentiality restrictions contained in any agreement) provide the Lender or its representatives with access to, at any time on demand of the Lender, copies of all the Debtor's books and records pertaining to the Collateral including, without limitation, all credit files and computer software, programs, tapes or disks relating to Pledged Investments or otherwise necessary to the collection thereof.

            (d) The Debtor will comply in all material respects with all applicable statutes, rules, and regulations with respect to the Collateral or any part thereof.

            (e) The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such amount need be paid if (i) such non-payment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, (ii) the charge or levy is being contested in good faith and by proper proceedings, and (iii) the obligation to pay such amount is adequately reserved against in accordance with and to the extent required by GAAP.

            (f) The Debtor will in all material respects perform and observe all the terms and provisions of the documentation relating to the Pledged Investments to be performed or observed by it, maintain the documentation relating to the Pledged Investments in full force and effect in accordance with their terms, and take all action to such end as may be from time reasonably requested by the Lender.

            (g) The Debtor will advise the Lender promptly, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral by any Person, other than the Custodian, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Collateral or on the pledges and security interests granted hereby.

            (h) The Debtor will not sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, any of the Collateral, except sales not restricted by the terms of the Letter of Credit Agreement or this Agreement.

            (i) The Debtor shall at all times retain Fleet National Bank as the Custodian pursuant to the Custodian Agreement.

     8. LENDER APPOINTED ATTORNEY-IN-FACT. The Debtor appoints the Lender its attorney-in-fact with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Lender's discretion, after an Event of Default under the Letter of Credit Agreement has occurred and is continuing (but in all instances subject to Section 11 hereof), to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the provisions of any applicable law), including, without limitation, to (i) ask, demand, collect, sue for, recover, compromise, receive and give acquittances and receipts for moneys due and to become due under or in connection with the Collateral, (ii) receive, endorse and collect all drafts or other instruments and documents made payable to the Debtor in connection therewith or representing any payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same,
(iii) file any claims or take any action or institute any proceedings which the Lender may deem to be necessary or desirable for the collection of any of the Collateral, (iv) enforce the rights of the Lender with respect to any of the Collateral and compliance with the terms and conditions of this Agreement, the Letter of Credit Agreement and the other Fundamental Documents, (v) pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Lender in its sole discretion, and such payments made by the Lender to become obligations of the Debtor to the Lender, due and payable in accordance with the Letter of Credit Agreement, (vi) generally sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and (vii) do, at the Lender's option and the Debtor's expense, at any time, or from time to time, all acts and things that the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

     9. LENDER MAY PERFORM. If the Debtor fails to perform any agreement contained herein or if a Default or an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, the Lender may at any time (but in all instances subject to Section 11 hereof) itself perform, or cause performance of, such agreement.

     10. THE LENDER. (a) Neither the Lender nor any of its respective affiliates, directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or for errors in judgment, except for its or their own gross negligence, willful misconduct or bad faith.

                  (b) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. Except for the exercise of reasonable care in the custody and preservation of any Collateral in its possession and accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to any rights pertaining thereto.

                  (c) The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property.

     11. REMEDIES UPON DEFAULT; APPLICATION OF COLLATERAL. (a) If an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, then any cash held by the Lender and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied to the obligations of the Debtor to the Lender as the Lender determines in its sole discretion. Any surplus of such cash or cash proceeds held by the Lender and remaining after the payment in full of all the Secured Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled thereto.

            (a) Any foreclosure upon, sale of, or exercise of rights with respect to the Collateral shall be conducted in compliance with all contractual provisions applicable to such Collateral, including but not limited to any provisions of any agreement pursuant to which any Investment arises that govern the sale or assignment thereof.

            (b) Any sale of the Collateral or any part thereof shall be made in a commercially reasonable manner and in accordance with applicable law and may be made in one or more lots at public or private sale, for cash, on credit or for future delivery. The Lender and/or any of its affiliates may be a purchaser at any such sale. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Debtor shall cooperate with the Lender in all reasonable ways in order to assist the Lender in the sale and other disposition of the Collateral.

     12. AMENDMENTS, ETC. No amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Debtor and the Lender, no waiver of any provision of this Agreement, nor consent to any departure by the Debtor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure to exercise nor any delay in exercising on the part of the Lender of any right, power or privilege under this Agreement, shall operate as a waiver thereof; further, no single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     13. INDEMNITY AND EXPENSES. (a) The Debtor agrees to indemnify the Lender and each of its directors, officers, employees and agents (each an "Indemnified Person") from and against any and all claims, damages, losses, liabilities and expenses (excluding any present or future taxes, now or hereafter imposed, levied, collected, withheld or assessed), arising out of or in connection with or resulting from the Debtor's performance under this Agreement (including, without limitation, enforcement of this Agreement against the Debtor), unless and to the extent such claim, damage, loss, liability or expense was attributable to the gross negligence, willful misconduct or bad faith of any of the Indemnified Persons.

            (a) The Debtor agrees to pay to the Lender from time to time, upon demand, the amount of any and all costs and expenses (excluding any present or future taxes, now or hereafter imposed, levied, collected, withheld or assessed), including the reasonable fees and expenses of its counsel and of any experts and agents, that the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody (including custody by a third-party on behalf of the Lender) or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender against the Debtor,
(iv) the failure by the Debtor to perform or observe any of the provisions hereof or (v) any action taken by the Lender pursuant to Section 6 or 9 hereof.

            (b) The foregoing provisions of this Section 13 are in furtherance and not in limitation of the Debtor's obligations under the Letter of Credit Agreement.

     14.          RESERVED.

     15. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier) and, if to the Debtor, mailed, telecopied, delivered by nationally recognized overnight courier or hand delivered to it, addressed to it at the address of such party specified in the Letter of Credit Agreement, if to the Lender, mailed, telecopied, delivered by nationally recognized overnight courier or hand delivered to it at Fleet National Bank, Attention: Lawrence Davis, 777 Main Street, Hartford, Connecticut 06115, Telephone No. (860) 986-3443, Telecopier No. (860) 986-1264,
or as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective when mailed, telecopied (with telephone confirmation of receipt received), or delivered to the courier service, addressed as aforesaid.

     16. NO WAIVER; CUMULATIVE REMEDIES. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing and signed by the Lender. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

     17. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the other Secured Obligations,
(ii) be binding upon the Debtor and its successors and assigns, including but not limited to any trustee or examiner for the Debtor under the Bankruptcy Code or receiver for the assets of the Debtor under any rehabilitation or insolvency law, and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its respective successors, transferees and assigns. Upon the payment in full of the Secured Obligations, the Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, at which time the Lender shall, at the expense and request of the Debtor, reassign and deliver to the Debtor, or to such Person or Persons as may be lawfully entitled thereto, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof, together with appropriate instruments of reassignment and release.

     18. FURTHER INDEMNIFICATION. Without limiting the obligations of the Debtor under Section 13 above, the Debtor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     19. GOVERNING LAW; TERMS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are mandatorily governed by the law of a jurisdiction other than the State of Connecticut. Unless otherwise defined herein or in the Letter of Credit Agreement, terms used in Article 8 and/or 9 of the Uniform Commercial Code in the State of Connecticut are used herein as therein defined.

     20. NO PETITION IN BANKRUPTCY. Each of the parties to this Agreement severally and not jointly, hereby covenants and agrees that, prior to the date which is one year and one day after the payment or expiration in full of all outstanding Letters of Credit, it will not institute against, or join any other Person in instituting against, the Debtor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding.

     21. WAIVER OF JURY TRIAL. THE DEBTOR AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FUNDAMENTAL DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THIS AGREEMENT OR ENFORCEMENT OF THE FUNDAMENTAL DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH OBLIGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL,

EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OBLIGOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT AND THE OTHER FUNDAMENTAL DOCUMENTS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     22. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) The Debtor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any Connecticut State court or Federal court of the United States of America sitting in Connecticut; and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Letter of Credit Agreement, the other Fundamental Documents, or for recognition of enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Connecticut State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement, the Letter of Credit Agreement or the other Fundamental Documents against the Debtor or its properties in the courts of any jurisdiction.

            (a) The Debtor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Letter of Credit Agreement or the other Fundamental Documents in any Connecticut State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (b) Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     23. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     24. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     25. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                                        FIRST AMERICAN INSURANCE COMPANY,
                                        as the Debtor

                                        By
                                          --------------------------------------
                                          Title:


                                        FLEET NATIONAL BANK, as the Lender


                                        By
                                          --------------------------------------
                                          Title:


                              [SECURITY AGREEMENT]

                                                                      SCHEDULE 1

                                   DEFINITIONS

     "ADJUSTED COLLATERAL VALUE" shall have the meaning set forth in the Letter of Credit Agreement.

     "AFFILIATE" shall mean any Person that directly or indirectly controls, or is under common control with, or is controlled by, the Debtor. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), PROVIDED that, in any event, any Person that owns directly or indirectly securities having 20% or more of the voting power for the election of directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of being, nor considered to have the power to direct or cause the direction of management or policies solely by reason of being or actions taken as, a director, officer or employee of the Debtor or any of its Subsidiaries and (b) none of the Subsidiaries of the Debtor shall be Affiliates.

     "AGREEMENT" shall have the meaning set forth in the preamble.

     "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as in effect from time to time, and any successor statute.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in Hartford, Connecticut are authorized or required to close.

     "COLLATERAL" shall have the meaning set forth in Section 1.

     "CUSTODIAL ACCOUNT" shall have the meaning set forth in the third "Whereas" clause.

     "CUSTODIAN" shall mean Fleet National Bank, as custodian under the Custodian Agreement.

     "DEBTOR" shall have the meaning set forth in the preamble.

     "EVENT OF DEFAULT" shall have the meaning set forth in the Letter of Credit Agreement.

     "FUNDAMENTAL DOCUMENTS" shall have the meaning set forth in the Letter of Credit Agreement.

     "GAAP" shall mean generally accepted accounting principles in the United States from time to time.

     "INDEMNIFIED PERSON" shall have the meaning set forth in Section 13(a).

     "INVESTMENTS" shall have the meaning set forth in the Letter of Credit Agreement.

     "LENDER" shall have the meaning set forth in the preamble.

     "LETTER OF CREDIT AGREEMENT" shall have the meaning set forth in the first "Whereas" clause.

     "LETTER(S) OF CREDIT" shall have the meaning set forth in the Letter of Credit Agreement.

     "PERSON" shall mean an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "PLEDGED INVESTMENTS" shall have the meaning set forth in Section 1(i).

     "SECURED OBLIGATIONS" shall have the meaning set forth in Section 2.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Connecticut.

                                                                      SCHEDULE 2

                                   TRADE NAMES

                               SECURITY AGREEMENT

                           Dated as of April 17, 2002

                                     between

                              ARCH REINSURANCE LTD.

                                       and

                               FLEET NATIONAL BANK

                                TABLE OF CONTENTS

                                                                                                            PAGE
SECTION 1.     Grant of Security..............................................................................1

SECTION 2.     Security for Obligations.......................................................................3

SECTION 3.     Delivery of Collateral.........................................................................3

SECTION 4.     Debtor Remains Liable..........................................................................3

SECTION 5.     Representations and Warranties.................................................................3

SECTION 6.     Further Assurances: Supplements................................................................4

SECTION 7.     Additional Covenants...........................................................................5

SECTION 8.     Lender Appointed Attorney-in-Fact..............................................................7

SECTION 9.     Lender May Perform.............................................................................7

SECTION 10.    The Lender.....................................................................................7

SECTION 11.    Remedies Upon Default; Application of Collateral...............................................8

SECTION 12.    Amendments, Etc................................................................................8

SECTION 13.    Indemnity and Expenses.........................................................................8

SECTION 14.    Reserved.......................................................................................9

SECTION 15.    Addresses for Notices..........................................................................9

SECTION 16.    No Waiver; Cumulative Remedies.................................................................9

SECTION 17.    Continuing Security Interest...................................................................9

SECTION 18.    Further Indemnification.......................................................................10

SECTION 19.    Governing Law; Terms..........................................................................10

SECTION 20.    No Petition in Bankruptcy.....................................................................10

SECTION 21.    Waiver of Jury Trial..........................................................................10

SECTION 22.    Jurisdiction; Consent to Service of Process...................................................11

SECTION 23.    Headings......................................................................................11

SECTION 24.    Severability..................................................................................11

SECTION 25.    Counterparts..................................................................................12

SCHEDULES

Schedule 1     Definitions
Schedule 2     Trade Names

                               SECURITY AGREEMENT

     SECURITY AGREEMENT (the "Agreement") dated as of April 17, 2002 between ARCH REINSURANCE LTD., a corporation organized and existing under the laws of Bermuda, ("Reinsurance" or "Debtor") and FLEET NATIONAL BANK, as the Lender under the below referenced Letter of Credit Agreement (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Lender as the issuer of Letters of Credit has entered into a Letter of Credit and Reimbursement Agreement dated as of April 17, 2002 (as such agreement may hereafter be amended or otherwise modified from time to time, being the "Letter of Credit Agreement") with Alternative Re Limited, Reinsurance, Arch Reinsurance Company and First American Insurance Company;

     WHEREAS, it is a condition precedent to the issuance of Letters of Credit by the Lender under the Letter of Credit Agreement that the Debtor shall have executed and delivered to the Lender this Agreement and pledged and granted a security interest in the Collateral, as such term is defined below, held by or on behalf of the Debtor from time to time and other rights and interests contemplated by this Agreement; and

     WHEREAS, pursuant to the terms of the Custodian Agreement, the Custodian has established a Custodial Account, account #0010406870 (the "Custodial Account"), in the name of the Debtor and the Company hereby grants to the Lender a security interest in the Collateral, including the Custodial Account.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to issue Letters of Credit for the account of the Debtor under the Letter of Credit Agreement, Reinsurance hereby agrees with the Lender as follows (all capitalized terms used herein shall have the meanings set forth in SCHEDULE 1 hereto or, if not defined therein, in the Letter of Credit Agreement):

     1. GRANT OF SECURITY. The Debtor hereby pledges and charges to the Lender and grants to the Lender for its benefit a security interest in and lien upon, all of the Debtor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Debtor now has or hereafter acquires an interest and wherever the same may be located (collectively, the "Collateral"):

            (i) The Custodial Account, including all cash held therein or credited thereto from time to time, and all securities, instruments and investments, including Investments, and other "investment property" and "financial assets," as each such term is defined in the UCC, of any kind held therein or credited thereto from time to time) (the "Pledged Investments");

            (ii) All proceeds of, accessions to, substitutions for, and earnings on, any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (i) and (ii) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes hereof, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

     Notwithstanding the foregoing, at any time, other than after the occurrence and during the continuation of a Default or an Event of Default, the Debtor may request that the Lender release its Lien on so much of the Collateral as equals the excess, if any, of the Adjusted Collateral Value of the Collateral over the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor; provided that such excess shall be released from the Custodial Account only with the consent of the Lender, which consent may be given or withheld by the Lender in its sole discretion. Should the Adjusted Collateral Value of the Collateral be less than the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor, the Lender shall have the right to require the Debtor to pay to the Custodian by no later than 3:00 p.m. (Connecticut time) (i) on the date of such notice, if such notice is received before 12:00 p.m. (Connecticut time) or (ii) on the Business Day immediately following notice by the Lender, if such notice is received after 12:00 p.m. (Connecticut time), the difference between the then-current Adjusted Collateral Value of the Collateral and (B) the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor, which payment shall be deposited by the Custodian into the Custodial Account in the form of cash or Investments. Any failure by the Debtor to make such payment shall constitute an Event of Default hereunder and under the Fundamental Documents.

     In addition, the Debtor shall have the right, other than after the occurrence and during the continuation of a Default or an Event of Default, to substitute Collateral to the extent such substitution arises from normal trade activities within the Custodial Account hereunder so long as (i) the Debtor maintains the value of the Custodial Account in accordance with this Section 1,
(ii) such substituted Collateral shall be in the form of Investments, and (iii) if requested by the Lender, the Debtor shall deliver to the Lender a Supplement to Security Agreement in a form satisfactory to the Lender. The Collateral which is removed from the Custodial Account in full compliance with this paragraph shall no longer be subject to the Lien hereof without any further action on the part of the Debtor or the Lender; the Collateral which is added to the Custodial Account pursuant to such Supplement to Security Agreement shall immediately be subject to the Lien hereof without any further action on the part of the Debtor or the Lender. The Debtor agrees to pay any costs and expenses of the Lender (and its counsel) in connection with any substitution of Collateral.

     2. SECURITY FOR OBLIGATIONS. The grant in Section 1 secures and the Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise of all obligations of every nature now or hereafter existing of the Debtor under the Letter of Credit Agreement and any Letter of Credit application and reimbursement agreement or other document or instrument delivered pursuant thereto, and all amendments, extensions or renewals thereof or hereof, whether for principal, interest, fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly as a preference, fraudulent transfer or otherwise, and all obligations of every nature of the Debtor now or hereafter existing under this Agreement (all such obligations being the "Secured Obligations").

     3. DELIVERY OF COLLATERAL. All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by the Custodian for the benefit of the Lender. At any time at which an Event of Default has occurred and is continuing under the Letter of Credit Agreement, the Lender shall have the right, subject at all times to Section 11 hereof, in its discretion and without notice to the Debtor, to transfer to or to register in the name of any of its nominees any or all of the Collateral, and may receive the income and any distributions thereon and hold the same as Collateral for the Secured Obligations, or apply the same to any of the Secured Obligations.

     4. DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Debtor shall remain liable under the contracts and agreements included or relating to the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in or relating to the Collateral, and (c) the Lender shall not have any obligation or liability under the contracts and agreements included in or relating to the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     5. REPRESENTATIONS AND WARRANTIES. The Debtor hereby represents and warrants as follows:

            (a) The Debtor is duly organized and validly exists under the laws of Bermuda.

            (b) The Debtor is the legal and beneficial owner of the Collateral free and clear of any liens, security interest, option or other charge or encumbrance (except liens in favor of the Custodian). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this

Agreement. Except as set forth on Schedule 2 attached hereto, the Debtor has no trade names and does not do business under any fictitious business name.

            (c) The pledge and the grant of the security interest in the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, and all filings and other actions necessary to perfect and protect such security interest have been duly taken.

           (d) No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than authorizations, consents, approvals already obtained, actions already taken, notices already provided and filings already made) is required (i) for the grant by the Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the perfection of or the exercise by the Lender of its rights and remedies provided for in this Agreement or (iii) to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in any jurisdiction in which any of the Collateral is located.

            (e) Each of this Agreement and the other Fundamental Documents to which the Debtor is a party constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the knowledge of the Debtor, each Pledged Investment constitutes the legally valid and binding obligation of the party obligated to pay the same.

            (f) The Debtor is deriving substantial direct and indirect benefits from the issuance of the Letters of Credit for its account under the Letter of Letter of Credit Agreement and has received good and adequate consideration for the pledge of the Collateral effected under this Agreement.

     6. FURTHER ASSURANCES: SUPPLEMENTS. (a) The Debtor agrees that at any time and from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Lender may request, to perfect and protect the pledges and charges and security interests granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Debtor will (i) if any Collateral shall be evidenced by a promissory note or other instrument, or if any of the Collateral shall constitute chattel paper, deliver to the Lender (or to the Custodian to hold on behalf of the Lender) such note, instrument and all original counterparts of chattel paper duly endorsed and accompanied by duly executed instruments of transfer, all in form satisfactory to the Lender and
(ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or that the Lender may reasonably request, to protect and preserve the pledges and charges and security interests granted or purported to be granted hereby.

            (a) The Debtor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Lender will promptly send the Debtor any financing or continuation statements thereto which it files without the signature of the Debtor and, except in the case of filings of copies of this Agreement as financing statements, the Lender will promptly send the Debtor the filing or recordation information with respect thereto.

           (b) The Debtor will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

            (c) The Debtor agrees that it will not create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except in favor of the Lender hereunder or the Custodian.

     7. ADDITIONAL COVENANTS. (a) The Debtor shall maintain its organization and existence in the jurisdiction specified in Section 5(a) and shall not reincorporate or otherwise reorganize in any other jurisdiction without the prior written consent of the Lender. The Debtor shall, from the date on which each Pledged Investment was purchased, maintain (i) complete records of each Pledged Investment, including records of all payments received, interest or fees accruing or credits granted and (ii) all documentation relating thereto. In connection therewith, the Lender may (subject to the confidentiality restrictions contained in any agreement) institute procedures to permit it to confirm the balances owing in respect of any Pledged Investment. The Debtor agrees to render to the Lender such clerical and other assistance as may be reasonably requested with regard to the foregoing. If an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, promptly upon request therefor, the Debtor shall (subject to the confidentiality restrictions contained in any agreement) deliver to the Lender complete and correct copies of all documentation relating to the Pledged Investments.

            (a) The Debtor shall duly fulfill in all material respects all obligations on its part to be fulfilled under or in connection with the Pledged Investments and shall do nothing to impair in any material respect the rights of the Lender therein.

            (b) Following an Event of Default under the Letter of Credit Agreement (subject to Section 11 hereof), any proceeds of Collateral when first received by or on behalf of the Debtor shall be deposited by or on behalf of the Debtor in the form so received in the Custodial Account, and until so deposited shall be held in trust for and as the Lender's property and shall not be commingled with the Debtor's or any other Person's other funds or properties.

            (c) The Debtor, at its own cost and expense, will, and will cause the Custodian to, maintain satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of an Event of Default under the Letter of Credit Agreement, the Debtor will (subject to the confidentiality restrictions contained in any agreement and any applicable law) deliver and turn over to the Lender or to its representatives, or at the option of the Lender shall (subject to the confidentiality restrictions contained in any agreement) provide the Lender or its representatives with access to, at any time on demand of the Lender, copies of all the Debtor's books and records pertaining to the Collateral including, without limitation, all credit files and computer software, programs, tapes or disks relating to Pledged Investments or otherwise necessary to the collection thereof.

            (d) The Debtor will comply in all material respects with all applicable statutes, rules, and regulations with respect to the Collateral or any part thereof.

            (e) The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such amount need be paid if (i) such non-payment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, (ii) the charge or levy is being contested in good faith and by proper proceedings, and (iii) the obligation to pay such amount is adequately reserved against in accordance with and to the extent required by GAAP.

            (f) The Debtor will in all material respects perform and observe all the terms and provisions of the documentation relating to the Pledged Investments to be performed or observed by it, maintain the documentation relating to the Pledged Investments in full force and effect in accordance with their terms, and take all action to such end as may be from time reasonably requested by the Lender.

            (g) The Debtor will advise the Lender promptly, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral by any Person, other than the Custodian, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Collateral or on the pledges and security interests granted hereby.

            (h) The Debtor will not sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, any of the Collateral, except sales not restricted by the terms of the Letter of Credit Agreement or this Agreement.

            (i) The Debtor shall at all times retain Fleet National Bank as the Custodian pursuant to the Custodian Agreement.

     8. LENDER APPOINTED ATTORNEY-IN-FACT. The Debtor appoints the Lender its attorney-in-fact with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Lender's discretion, after an Event of Default under the Letter of Credit Agreement has occurred and is continuing (but in all instances subject to Section 11 hereof), to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the provisions of any applicable law), including, without limitation, to (i) ask, demand, collect, sue for, recover, compromise, receive and give acquittances and receipts for moneys due and to become due under or in connection with the Collateral, (ii) receive, endorse and collect all drafts or other instruments and documents made payable to the Debtor in connection therewith or representing any payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same,
(iii) file any claims or take any action or institute any proceedings which the Lender may deem to be necessary or desirable for the collection of any of the Collateral, (iv) enforce the rights of the Lender with respect to any of the Collateral and compliance with the terms and conditions of this Agreement, the Letter of Credit Agreement and the other Fundamental Documents, (v) pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Lender in its sole discretion, and such payments made by the Lender to become obligations of the Debtor to the Lender, due and payable in accordance with the Letter of Credit Agreement, (vi) generally sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and (vii) do, at the Lender's option and the Debtor's expense, at any time, or from time to time, all acts and things that the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

     9. LENDER MAY PERFORM. If the Debtor fails to perform any agreement contained herein or if a Default or an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, the Lender may at any time (but in all instances subject to Section 11 hereof) itself perform, or cause performance of, such agreement.

     10. THE LENDER. (a) Neither the Lender nor any of its respective affiliates, directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or for errors in judgment, except for its or their own gross negligence, willful misconduct or bad faith.

                  (b) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. Except for the exercise of reasonable care in the custody and preservation of any Collateral in its possession and accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to any rights pertaining thereto.

                  (c) The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property.

     11. REMEDIES UPON DEFAULT; APPLICATION OF COLLATERAL. (a) If an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, then any cash held by the Lender and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied to the obligations of the Debtor to the Lender as the Lender determines in its sole discretion. Any surplus of such cash or cash proceeds held by the Lender and remaining after the payment in full of all the Secured Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled thereto.

            (a) Any foreclosure upon, sale of, or exercise of rights with respect to the Collateral shall be conducted in compliance with all contractual provisions applicable to such Collateral, including but not limited to any provisions of any agreement pursuant to which any Investment arises that govern the sale or assignment thereof.

            (b) Any sale of the Collateral or any part thereof shall be made in a commercially reasonable manner and in accordance with applicable law and may be made in one or more lots at public or private sale, for cash, on credit or for future delivery. The Lender and/or any of its affiliates may be a purchaser at any such sale. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Debtor shall cooperate with the Lender in all reasonable ways in order to assist the Lender in the sale and other disposition of the Collateral.

     12. AMENDMENTS, ETC. No amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Debtor and the Lender, no waiver of any provision of this Agreement, nor consent to any departure by the Debtor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure to exercise nor any delay in exercising on the part of the Lender of any right, power or privilege under this Agreement, shall operate as a waiver thereof; further, no single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     13. INDEMNITY AND EXPENSES. (a) The Debtor agrees to indemnify the Lender and each of its directors, officers, employees and agents (each an "Indemnified Person") from and against any and all claims, damages, losses, liabilities and expenses (excluding any present or future taxes, now or hereafter imposed, levied, collected, withheld or assessed), arising out of or in connection with or resulting from the Debtor's performance under this Agreement (including, without limitation, enforcement of this Agreement against the Debtor), unless and to the extent such claim, damage, loss, liability or expense was attributable to the gross negligence, willful misconduct or bad faith of any of the Indemnified Persons.

            (a) The Debtor agrees to pay to the Lender from time to time, upon demand, the amount of any and all costs and expenses (excluding any present or future taxes, now or hereafter imposed, levied, collected, withheld or assessed), including the reasonable fees and expenses of its counsel and of any experts and agents, that the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody (including custody by a third-party on behalf of the Lender) or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender against the Debtor,
(iv) the failure by the Debtor to perform or observe any of the provisions hereof or (v) any action taken by the Lender pursuant to Section 6 or 9 hereof.

            (b) The foregoing provisions of this Section 13 are in furtherance and not in limitation of the Debtor's obligations under the Letter of Credit Agreement.

     14.          RESERVED.

     15. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier) and, if to the Debtor, mailed, telecopied, delivered by nationally recognized overnight courier or hand delivered to it, addressed to it at the address of such party specified in the Letter of Credit Agreement, if to the Lender, mailed, telecopied, delivered by nationally recognized overnight courier or hand delivered to it at Fleet National Bank, Attention: Lawrence Davis, 777 Main Street, Hartford, Connecticut 06115, Telephone No. (860) 986-3443, Telecopier No. (860) 986-1264,
or as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective when mailed, telecopied (with telephone confirmation of receipt received), or delivered to the courier service, addressed as aforesaid.

     16. NO WAIVER; CUMULATIVE REMEDIES. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing and signed by the Lender. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

     17. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the other Secured Obligations,
(ii) be binding upon the Debtor and its successors and assigns, including but not limited to any trustee or examiner for the Debtor under the Bankruptcy Code or receiver for the assets of the Debtor under any rehabilitation or insolvency law, and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its respective successors, transferees and assigns. Upon the payment in full of the Secured Obligations, the Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, at which time the Lender shall, at the expense and request of the Debtor, reassign and deliver to the Debtor, or to such Person or Persons as may be lawfully entitled thereto, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof, together with appropriate instruments of reassignment and release.

     18. FURTHER INDEMNIFICATION. Without limiting the obligations of the Debtor under Section 13 above, the Debtor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     19. GOVERNING LAW; TERMS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are mandatorily governed by the law of a jurisdiction other than the State of Connecticut. Unless otherwise defined herein or in the Letter of Credit Agreement, terms used in Article 8 and/or 9 of the Uniform Commercial Code in the State of Connecticut are used herein as therein defined.

     20. NO PETITION IN BANKRUPTCY. Each of the parties to this Agreement severally and not jointly, hereby covenants and agrees that, prior to the date which is one year and one day after the payment or expiration in full of all outstanding Letters of Credit, it will not institute against, or join any other Person in instituting against, the Debtor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding.

     21. WAIVER OF JURY TRIAL. THE DEBTOR AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FUNDAMENTAL DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THIS AGREEMENT OR ENFORCEMENT OF THE FUNDAMENTAL DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH OBLIGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL,

EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OBLIGOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT AND THE OTHER FUNDAMENTAL DOCUMENTS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     22. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) The Debtor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any Connecticut State court or Federal court of the United States of America sitting in Connecticut; and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Letter of Credit Agreement, the other Fundamental Documents, or for recognition of enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Connecticut State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement, the Letter of Credit Agreement or the other Fundamental Documents against the Debtor or its properties in the courts of any jurisdiction.

            (a) The Debtor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Letter of Credit Agreement or the other Fundamental Documents in any Connecticut State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (b) Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     23. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     24. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     25. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered under seal by their respective officers thereunto duly authorized, as of the date first above written.

                                        ARCH REINSURANCE LTD.,
                                        as the Debtor

                                        By
                                          --------------------------------------
                                          Title:


                                        By
                                          --------------------------------------
                                          Title:


                                        FLEET NATIONAL BANK, as the Lender


                                        By
                                          --------------------------------------
                                          Title:


                              [SECURITY AGREEMENT]

                                                                      SCHEDULE 1

                                   DEFINITIONS

     "ADJUSTED COLLATERAL VALUE" shall have the meaning set forth in the Letter of Credit Agreement.

     "AFFILIATE" shall mean any Person that directly or indirectly controls, or is under common control with, or is controlled by, the Debtor. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), PROVIDED that, in any event, any Person that owns directly or indirectly securities having 20% or more of the voting power for the election of directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of being, nor considered to have the power to direct or cause the direction of management or policies solely by reason of being or actions taken as, a director, officer or employee of the Debtor or any of its Subsidiaries and (b) none of the Subsidiaries of the Debtor shall be Affiliates.

     "AGREEMENT" shall have the meaning set forth in the preamble.

     "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as in effect from time to time, and any successor statute.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in Hartford, Connecticut are authorized or required to close.

     "COLLATERAL" shall have the meaning set forth in Section 1.

     "CUSTODIAL ACCOUNT" shall have the meaning set forth in the third "Whereas" clause.

     "CUSTODIAN" shall mean Fleet National Bank, as custodian under the Custodian Agreement.

     "DEBTOR" shall have the meaning set forth in the preamble.

     "EVENT OF DEFAULT" shall have the meaning set forth in the Letter of Credit Agreement.

     "FUNDAMENTAL DOCUMENTS" shall have the meaning set forth in the Letter of Credit Agreement.

     "GAAP" shall mean generally accepted accounting principles in the United States from time to time.

     "INDEMNIFIED PERSON" shall have the meaning set forth in Section 13(a).

     "INVESTMENTS" shall have the meaning set forth in the Letter of Credit Agreement.

     "LENDER" shall have the meaning set forth in the preamble.

     "LETTER OF CREDIT AGREEMENT" shall have the meaning set forth in the first "Whereas" clause.

     "LETTER(S) OF CREDIT" shall have the meaning set forth in the Letter of Credit Agreement.

     "PERSON" shall mean an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "PLEDGED INVESTMENTS" shall have the meaning set forth in Section 1(i).

     "SECURED OBLIGATIONS" shall have the meaning set forth in Section 2.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Connecticut.

                                                                      SCHEDULE 2

                                   TRADE NAMES

                               SECURITY AGREEMENT

                           Dated as of April 17, 2002

                                     between

                             ALTERNATIVE RE LIMITED

                                       and

                               FLEET NATIONAL BANK

                                TABLE OF CONTENTS

                                                                                                        PAGE
SECTION 1.  Grant of Security..............................................................................1

SECTION 2.  Security for Obligations.......................................................................3

SECTION 3.  Delivery of Collateral.........................................................................3

SECTION 4.  Debtor Remains Liable..........................................................................3

SECTION 5.  Representations and Warranties.................................................................3

SECTION 6.  Further Assurances: Supplements................................................................4

SECTION 7.  Additional Covenants...........................................................................5

SECTION 8.  Lender Appointed Attorney-in-Fact..............................................................7

SECTION 9.  Lender May Perform.............................................................................7

SECTION 10. The Lender....................................................................................7

SECTION 11. Remedies Upon Default; Application of Collateral...............................................8

SECTION 12. Amendments, Etc................................................................................8

SECTION 13. Indemnity and Expenses.........................................................................8

SECTION 14. Reserved ......................................................................................9

SECTION 15. Addresses for Notices..........................................................................9

SECTION 16. No Waiver; Cumulative Remedies.................................................................9

SECTION 17. Continuing Security Interest...................................................................9

SECTION 18. Further Indemnification.......................................................................10

SECTION 19. Governing Law; Terms..........................................................................10

SECTION 20. No Petition in Bankruptcy.....................................................................10

SECTION 21. Waiver of Jury Trial..........................................................................10

SECTION 22. Jurisdiction; Consent to Service of Process...................................................11

SECTION 23. Headings......................................................................................11

SECTION 24. Severability..................................................................................11

SECTION 25. Counterparts..................................................................................12

SCHEDULES

Schedule 1  Definitions
Schedule 2  Trade Names

                               SECURITY AGREEMENT

     SECURITY AGREEMENT (the "Agreement") dated as of April 17, 2002 between ALTERNATIVE RE LIMITED, a corporation organized and existing under the laws of Bermuda, ("Alternative" or "Debtor") and FLEET NATIONAL BANK, as the Lender under the below referenced Letter of Credit Agreement (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Lender as the issuer of Letters of Credit has entered into a Letter of Credit and Reimbursement Agreement dated as of April 17, 2002 (as such agreement may hereafter be amended or otherwise modified from time to time, being the "Letter of Credit Agreement") with Arch Reinsurance, Ltd., Arch Reinsurance Company, Alternative and First American Insurance Company;

     WHEREAS, it is a condition precedent to the issuance of Letters of Credit by the Lender under the Letter of Credit Agreement that the Debtor shall have executed and delivered to the Lender this Agreement and pledged and granted a security interest in the Collateral, as such term is defined below, held by or on behalf of the Debtor from time to time and other rights and interests contemplated by this Agreement; and

     WHEREAS, pursuant to the terms of the Custodian Agreement, the Custodian has established a Custodial Account, account #0010405070 (the "Custodial Account"), in the name of the Debtor and the Company hereby grants to the Lender a security interest in the Collateral, including the Custodial Account.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to issue Letters of Credit for the account of the Debtor under the Letter of Credit Agreement, Reinsurance hereby agrees with the Lender as follows (all capitalized terms used herein shall have the meanings set forth in SCHEDULE 1 hereto or, if not defined therein, in the Letter of Credit Agreement):

     1. GRANT OF SECURITY. The Debtor hereby pledges and charges to the Lender and grants to the Lender for its benefit a security interest in and lien upon, all of the Debtor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which the Debtor now has or hereafter acquires an interest and wherever the same may be located (collectively, the "Collateral"):

            (i) The Custodial Account, including all cash held therein or credited thereto from time to time, and all securities, instruments and investments, including Investments, and other "investment property" and "financial assets," as each such term is defined in the UCC, of any kind held therein or credited thereto from time to time) (the "Pledged Investments");

            (ii) All proceeds of, accessions to, substitutions for, and earnings on, any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (i) and (ii) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes hereof, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

     Notwithstanding the foregoing, at any time, other than after the occurrence and during the continuation of a Default or an Event of Default, the Debtor may request that the Lender release its Lien on so much of the Collateral as equals the excess, if any, of the Adjusted Collateral Value of the Collateral over the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor; provided that such excess shall be released from the Custodial Account only with the consent of the Lender, which consent may be given or withheld by the Lender in its sole discretion. Should the Adjusted Collateral Value of the Collateral be less than the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor, the Lender shall have the right to require the Debtor to pay to the Custodian by no later than 3:00 p.m. (Connecticut time) (i) on the date of such notice, if such notice is received before 12:00 p.m. (Connecticut time) or (ii) on the Business Day immediately following notice by the Lender, if such notice is received after 12:00 p.m. (Connecticut time), the difference between the then-current Adjusted Collateral Value of the Collateral and (B) the sum of all amounts then outstanding with respect to (x) Letter of Credit Obligations of the Debtor and (y) Reimbursement Obligations of the Debtor, which payment shall be deposited by the Custodian into the Custodial Account in the form of cash or Investments. Any failure by the Debtor to make such payment shall constitute an Event of Default hereunder and under the Fundamental Documents.

     In addition, the Debtor shall have the right, other than after the occurrence and during the continuation of a Default or an Event of Default, to substitute Collateral to the extent such substitution arises from normal trade activities within the Custodial Account hereunder so long as (i) the Debtor maintains the value of the Custodial Account in accordance with this Section 1,
(ii) such substituted Collateral shall be in the form of Investments, and (iii) if requested by the Lender, the Debtor shall deliver to the Lender a Supplement to Security Agreement in a form satisfactory to the Lender. The Collateral which is removed from the Custodial Account in full compliance with this paragraph shall no longer be subject to the Lien hereof without any further action on the part of the Debtor or the Lender; the Collateral which is added to the Custodial Account pursuant to such Supplement to Security Agreement shall immediately be subject to the Lien hereof without any further action on the part of the Debtor or the Lender. The Debtor agrees to pay any costs and expenses of the Lender (and its counsel) in connection with any substitution of Collateral.

     2. SECURITY FOR OBLIGATIONS. The grant in Section 1 secures and the Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise of all obligations of every nature now or hereafter existing of the Debtor under the Letter of Credit Agreement and any Letter of Credit application and reimbursement agreement or other document or instrument delivered pursuant thereto, and all amendments, extensions or renewals thereof or hereof, whether for principal, interest, fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly as a preference, fraudulent transfer or otherwise, and all obligations of every nature of the Debtor now or hereafter existing under this Agreement (all such obligations being the "Secured Obligations").

     3. DELIVERY OF COLLATERAL. All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by the Custodian for the benefit of the Lender. At any time at which an Event of Default has occurred and is continuing under the Letter of Credit Agreement, the Lender shall have the right, subject at all times to Section 11 hereof, in its discretion and without notice to the Debtor, to transfer to or to register in the name of any of its nominees any or all of the Collateral, and may receive the income and any distributions thereon and hold the same as Collateral for the Secured Obligations, or apply the same to any of the Secured Obligations.

     4. DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Debtor shall remain liable under the contracts and agreements included or relating to the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in or relating to the Collateral, and (c) the Lender shall not have any obligation or liability under the contracts and agreements included in or relating to the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     5. REPRESENTATIONS AND WARRANTIES. The Debtor hereby represents and warrants as follows:

            (a) The Debtor is duly organized and validly exists under the laws of Bermuda.

            (b) The Debtor is the legal and beneficial owner of the Collateral free and clear of any liens, security interest, option or other charge or encumbrance (except liens in favor of the Custodian). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement. Except as set forth on Schedule 2 attached hereto, the Debtor has no trade names and does not do business under any fictitious business name.

            (c) The pledge and the grant of the security interest in the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, and all filings and other actions necessary to perfect and protect such security interest have been duly taken.

            (d) No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than authorizations, consents, approvals already obtained, actions already taken, notices already provided and filings already made) is required (i) for the grant by the Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the perfection of or the exercise by the Lender of its rights and remedies provided for in this Agreement or (iii) to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in any jurisdiction in which any of the Collateral is located.

            (e) Each of this Agreement and the other Fundamental Documents to which the Debtor is a party constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the knowledge of the Debtor, each Pledged Investment constitutes the legally valid and binding obligation of the party obligated to pay the same.

            (f) The Debtor is deriving substantial direct and indirect benefits from the issuance of the Letters of Credit for its account under the Letter of Letter of Credit Agreement and has received good and adequate consideration for the pledge of the Collateral effected under this Agreement.

     6. FURTHER ASSURANCES: SUPPLEMENTS. (a) The Debtor agrees that at any time and from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Lender may request, to perfect and protect the pledges and charges and security interests granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Debtor will (i) if any Collateral shall be evidenced by a promissory note or other instrument, or if any of the Collateral shall constitute chattel paper, deliver to the Lender (or to the Custodian to hold on behalf of the Lender) such note, instrument and all original counterparts of chattel paper duly endorsed and accompanied by duly executed instruments of transfer, all in form satisfactory to the Lender and
(ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or that the Lender may reasonably request, to protect and preserve the pledges and charges and security interests granted or purported to be granted hereby.

            (a) The Debtor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Lender will promptly send the Debtor any financing or continuation statements thereto which it files without the signature of the Debtor and, except in the case of filings of copies of this Agreement as financing statements, the Lender will promptly send the Debtor the filing or recordation information with respect thereto.

            (b) The Debtor will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

            (c) The Debtor agrees that it will not create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except in favor of the Lender hereunder or the Custodian.

     7. ADDITIONAL COVENANTS. (a) The Debtor shall maintain its organization and existence in the jurisdiction specified in Section 5(a) and shall not reincorporate or otherwise reorganize in any other jurisdiction without the prior written consent of the Lender. The Debtor shall, from the date on which each Pledged Investment was purchased, maintain (i) complete records of each Pledged Investment, including records of all payments received, interest or fees accruing or credits granted and (ii) all documentation relating thereto. In connection therewith, the Lender may (subject to the confidentiality restrictions contained in any agreement) institute procedures to permit it to confirm the balances owing in respect of any Pledged Investment. The Debtor agrees to render to the Lender such clerical and other assistance as may be reasonably requested with regard to the foregoing. If an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, promptly upon request therefor, the Debtor shall (subject to the confidentiality restrictions contained in any agreement) deliver to the Lender complete and correct copies of all documentation relating to the Pledged Investments.

            (a) The Debtor shall duly fulfill in all material respects all obligations on its part to be fulfilled under or in connection with the Pledged Investments and shall do nothing to impair in any material respect the rights of the Lender therein.

            (b) Following an Event of Default under the Letter of Credit Agreement (subject to Section 11 hereof), any proceeds of Collateral when first received by or on behalf of the Debtor shall be deposited by or on behalf of the Debtor in the form so received in the Custodial Account, and until so deposited shall be held in trust for and as the Lender's property and shall not be commingled with the Debtor's or any other Person's other funds or properties.

            (c) The Debtor, at its own cost and expense, will, and will cause the Custodian to, maintain satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of an Event of Default under the Letter of Credit Agreement, the Debtor will (subject to the confidentiality restrictions contained in any agreement and any applicable law) deliver and turn over to the Lender or to its representatives, or at the option of the Lender shall (subject to the confidentiality restrictions contained in any agreement) provide the Lender or its representatives with access to, at any time on demand of the Lender, copies of all the Debtor's books and records pertaining to the Collateral including, without limitation, all credit files and computer software, programs, tapes or disks relating to Pledged Investments or otherwise necessary to the collection thereof.

            (d) The Debtor will comply in all material respects with all applicable statutes, rules, and regulations with respect to the Collateral or any part thereof.

            (e) The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such amount need be paid if (i) such non-payment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, (ii) the charge or levy is being contested in good faith and by proper proceedings, and (iii) the obligation to pay such amount is adequately reserved against in accordance with and to the extent required by GAAP.

            (f) The Debtor will in all material respects perform and observe all the terms and provisions of the documentation relating to the Pledged Investments to be performed or observed by it, maintain the documentation relating to the Pledged Investments in full force and effect in accordance with their terms, and take all action to such end as may be from time reasonably requested by the Lender.

            (g) The Debtor will advise the Lender promptly, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral by any Person, other than the Custodian, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Collateral or on the pledges and security interests granted hereby.

            (h) The Debtor will not sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, any of the Collateral, except sales not restricted by the terms of the Letter of Credit Agreement or this Agreement.

            (i) The Debtor shall at all times retain Fleet National Bank as the Custodian pursuant to the Custodian Agreement.

     8. LENDER APPOINTED ATTORNEY-IN-FACT. The Debtor appoints the Lender its attorney-in-fact with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Lender's discretion, after an Event of Default under the Letter of Credit Agreement has occurred and is continuing (but in all instances subject to Section 11 hereof), to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the provisions of any applicable law), including, without limitation, to (i) ask, demand, collect, sue for, recover, compromise, receive and give acquittances and receipts for moneys due and to become due under or in connection with the Collateral, (ii) receive, endorse and collect all drafts or other instruments and documents made payable to the Debtor in connection therewith or representing any payment, dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same,
(iii) file any claims or take any action or institute any proceedings which the Lender may deem to be necessary or desirable for the collection of any of the Collateral, (iv) enforce the rights of the Lender with respect to any of the Collateral and compliance with the terms and conditions of this Agreement, the Letter of Credit Agreement and the other Fundamental Documents, (v) pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Lender in its sole discretion, and such payments made by the Lender to become obligations of the Debtor to the Lender, due and payable in accordance with the Letter of Credit Agreement, (vi) generally sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and (vii) do, at the Lender's option and the Debtor's expense, at any time, or from time to time, all acts and things that the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

     9. LENDER MAY PERFORM. If the Debtor fails to perform any agreement contained herein or if a Default or an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, the Lender may at any time (but in all instances subject to Section 11 hereof) itself perform, or cause performance of, such agreement.

     10. THE LENDER. (a) Neither the Lender nor any of its respective affiliates, directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or for errors in judgment, except for its or their own gross negligence, willful misconduct or bad faith.

                  (b) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. Except for the exercise of reasonable care in the custody and preservation of any Collateral in its possession and accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to any rights pertaining thereto.

                  (c) The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property.

     11. REMEDIES UPON DEFAULT; APPLICATION OF COLLATERAL. (a) If an Event of Default under the Letter of Credit Agreement shall have occurred and be continuing, then any cash held by the Lender and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied to the obligations of the Debtor to the Lender as the Lender determines in its sole discretion. Any surplus of such cash or cash proceeds held by the Lender and remaining after the payment in full of all the Secured Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled thereto.

            (a) Any foreclosure upon, sale of, or exercise of rights with respect to the Collateral shall be conducted in compliance with all contractual provisions applicable to such Collateral, including but not limited to any provisions of any agreement pursuant to which any Investment arises that govern the sale or assignment thereof.

            (b) Any sale of the Collateral or any part thereof shall be made in a commercially reasonable manner and in accordance with applicable law and may be made in one or more lots at public or private sale, for cash, on credit or for future delivery. The Lender and/or any of its affiliates may be a purchaser at any such sale. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Debtor shall cooperate with the Lender in all reasonable ways in order to assist the Lender in the sale and other disposition of the Collateral.

     12. AMENDMENTS, ETC. No amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Debtor and the Lender, no waiver of any provision of this Agreement, nor consent to any departure by the Debtor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure to exercise nor any delay in exercising on the part of the Lender of any right, power or privilege under this Agreement, shall operate as a waiver thereof; further, no single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     13. INDEMNITY AND EXPENSES. (a) The Debtor agrees to indemnify the Lender and each of its directors, officers, employees and agents (each an "Indemnified Person") from and against any and all claims, damages, losses, liabilities and expenses (excluding any present or future taxes, now or hereafter imposed, levied, collected, withheld or assessed), arising out of or in connection with or resulting from the Debtor's performance under this Agreement (including, without limitation, enforcement of this Agreement against the Debtor), unless and to the extent such claim, damage, loss, liability or expense was attributable to the gross negligence, willful misconduct or bad faith of any of the Indemnified Persons.

            (a) The Debtor agrees to pay to the Lender from time to time, upon demand, the amount of any and all costs and expenses (excluding any present or future taxes, now or hereafter imposed, levied, collected, withheld or assessed), including the reasonable fees and expenses of its counsel and of any experts and agents, that the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody (including custody by a third-party on behalf of the Lender) or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender against the Debtor,
(iv) the failure by the Debtor to perform or observe any of the provisions hereof or (v) any action taken by the Lender pursuant to Section 6 or 9 hereof.

            (b) The foregoing provisions of this Section 13 are in furtherance and not in limitation of the Debtor's obligations under the Letter of Credit Agreement.

     14.          RESERVED.

     15. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier) and, if to the Debtor, mailed, telecopied, delivered by nationally recognized overnight courier or hand delivered to it, addressed to it at the address of such party specified in the Letter of Credit Agreement, if to the Lender, mailed, telecopied, delivered by nationally recognized overnight courier or hand delivered to it at Fleet National Bank, Attention: Lawrence Davis, 777 Main Street, Hartford, Connecticut 06115, Telephone No. (860) 986-3443, Telecopier No. (860) 986-1264,
or as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective when mailed, telecopied (with telephone confirmation of receipt received), or delivered to the courier service, addressed as aforesaid.

     16. NO WAIVER; CUMULATIVE REMEDIES. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing and signed by the Lender. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

     17. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the other Secured Obligations,
(ii) be binding upon the Debtor and its successors and assigns, including but not limited to any trustee or examiner for the Debtor under the Bankruptcy Code or receiver for the assets of the Debtor under any rehabilitation or insolvency law, and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its respective successors, transferees and assigns. Upon the payment in full of the Secured Obligations, the Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, at which time the Lender shall, at the expense and request of the Debtor, reassign and deliver to the Debtor, or to such Person or Persons as may be lawfully entitled thereto, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof, together with appropriate instruments of reassignment and release.

     18. FURTHER INDEMNIFICATION. Without limiting the obligations of the Debtor under Section 13 above, the Debtor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     19. GOVERNING LAW; TERMS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are mandatorily governed by the law of a jurisdiction other than the State of Connecticut. Unless otherwise defined herein or in the Letter of Credit Agreement, terms used in Article 8 and/or 9 of the Uniform Commercial Code in the State of Connecticut are used herein as therein defined.

     20. NO PETITION IN BANKRUPTCY. Each of the parties to this Agreement severally and not jointly, hereby covenants and agrees that, prior to the date which is one year and one day after the payment or expiration in full of all outstanding Letters of Credit, it will not institute against, or join any other Person in instituting against, the Debtor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding.

     21. WAIVER OF JURY TRIAL. THE DEBTOR AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FUNDAMENTAL DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THIS AGREEMENT OR ENFORCEMENT OF THE FUNDAMENTAL DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH OBLIGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL,

EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OBLIGOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT AND THE OTHER FUNDAMENTAL DOCUMENTS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     22. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) The Debtor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any Connecticut State court or Federal court of the United States of America sitting in Connecticut; and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Letter of Credit Agreement, the other Fundamental Documents, or for recognition of enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Connecticut State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement, the Letter of Credit Agreement or the other Fundamental Documents against the Debtor or its properties in the courts of any jurisdiction.

            (a) The Debtor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Letter of Credit Agreement or the other Fundamental Documents in any Connecticut State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (b) Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     23. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     24. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     25         COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered under seal by their respective officers thereunto duly authorized, as of the date first above written.

                                          ALTERNATIVE RE LIMITED,
                                          as the Debtor


                                          By
                                            ------------------------------------
                                            Title:


                                          By
                                            ------------------------------------
                                            Title:


                                          FLEET NATIONAL BANK, as the Lender


                                          By
                                            ------------------------------------
                                            Title:


                              [SECURITY AGREEMENT]

                                                                      SCHEDULE 1

                                   DEFINITIONS

     "ADJUSTED COLLATERAL VALUE" shall have the meaning set forth in the Letter of Credit Agreement.

     "AFFILIATE" shall mean any Person that directly or indirectly controls, or is under common control with, or is controlled by, the Debtor. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), PROVIDED that, in any event, any Person that owns directly or indirectly securities having 20% or more of the voting power for the election of directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of being, nor considered to have the power to direct or cause the direction of management or policies solely by reason of being or actions taken as, a director, officer or employee of the Debtor or any of its Subsidiaries and (b) none of the Subsidiaries of the Debtor shall be Affiliates.

     "AGREEMENT" shall have the meaning set forth in the preamble.

     "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as in effect from time to time, and any successor statute.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in Hartford, Connecticut are authorized or required to close.

     "COLLATERAL" shall have the meaning set forth in Section 1.

     "CUSTODIAL ACCOUNT" shall have the meaning set forth in the third "Whereas" clause.

     "CUSTODIAN" shall mean Fleet National Bank, as custodian under the Custodian Agreement.

     "DEBTOR" shall have the meaning set forth in the preamble.

     "EVENT OF DEFAULT" shall have the meaning set forth in the Letter of Credit Agreement.

     "FUNDAMENTAL DOCUMENTS" shall have the meaning set forth in the Letter of Credit Agreement.

     "GAAP" shall mean generally accepted accounting principles in the United States from time to time.

     "INDEMNIFIED PERSON" shall have the meaning set forth in Section 13(a).

     "INVESTMENTS" shall have the meaning set forth in the Letter of Credit Agreement.

     "LENDER" shall have the meaning set forth in the preamble.

     "LETTER OF CREDIT AGREEMENT" shall have the meaning set forth in the first "Whereas" clause.

     "LETTER(S) OF CREDIT" shall have the meaning set forth in the Letter of Credit Agreement.

     "PERSON" shall mean an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "PLEDGED INVESTMENTS" shall have the meaning set forth in Section 1(i).

     "SECURED OBLIGATIONS" shall have the meaning set forth in Section 2.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Connecticut.

                                                                      SCHEDULE 2

                                   TRADE NAMES

                                                                       EXHIBIT C

                 [FORM OF STANDBY LETTER OF CREDIT APPLICATION]

                                                                    [FLEET LOGO]

INSTRUCTIONS FOR COMPLETING THE APPLICATION AND AGREEMENT FOR STANDBY LETTER OF CREDIT

GENERAL        Please type and provide any additional instructions in the space
INSTRUCTIONS   provided.
               If you have any questions, please phone the Letter of Credit
               Department: (570) 330-4214 or 1-800-370-7519, ext. 4214.

HOW TO         Follow the instructions below to complete the application form,
COMPLETE THE   for issuance subject to Uniform Customs and
FORM           Practice for Documentary Credits (UCP). IMPORTANT: Should you
               wish the LC issued subject to the International
               Standby Practices (ISP), you must also complete the attached rider to Application and Agreement for Standby LC.

                         WHERE                                               DO THIS

               To:                          Check the box for the Fleet Bank where you will submit this application.

               Deliver the letter           Select how you wish Fleet to deliver the letter of credit (LC).
               of credit:

               Advising Bank                - If the beneficiary has specified the name and address of their bank, enter it here (please include the city and country).
                                            - Otherwise, leave the box blank

               Applicant                    Enter the complete legal name and address of the company or individual applying for the LC.

               Beneficiary                  - Enter the beneficiary's complete legal name and full address (P.O. Box is not acceptable).
                                            - If available, provide the name of a contact.

               Amount                       Enter the currency of the LC and the amount in both figures and words.

               This letter of credit        If you have agreed to allow the LC to be transferred in party as
               is transferable.             beneficiary, check this box; otherwise, leave it blank.

               Partial Drawings             If you have agreed to allow for partial drawings, check
                                            PERMITTED; otherwise check PROHIBITED.

               All bank charges             Check this box unless you agree to pay charges assessed by banks other
               other than Fleet             than fleet.
               Bank's ...

               Expiry Date:                 Enter the last date on which this LC will be available for payment.
                                            This must be a valid business day.

               Statement                    Enter the wording of a quoted statement which the beneficiary must present when drawing on the LC.

               Attached is a format         Check this box if you are attaching a sample format for the LC.

               Special Instructions:        Use this space to indicate additional instructions regarding the LC.

               Signature                    - Enter the complete legal name of the company or individual applying for the LC.
                                            - The application must be signed by an individual who is authorized to request the bank to issue the LC.

UPON           Once you have completed the application, please submit it to your
COMPLETION     Relationship Manager or Branch Manager for approval.

[FLEET LOGO]

APPLICATION AND AGREEMENT FOR STANDBY LETTER OF CREDIT

To: (Please Check One) Issuing "Bank".

/ / Fleet National Bank   / / Fleet Bank, N.A.   / / Fleet Bank of Maine
/ / Fleet Bank - NH

Please issue an irrevocable Standby Letter of Credit substantially in accordance with this application.

--------------------------------------------------------------------------------
Deliver the Letter of Credit:                              (For Bank use only)

/ / Directly to the beneficiary by
courier, Attn:______________________________         L/C No.____________________

/ / Through your correspondent by / / courier,
/ / Swift/Telex for delivery to the beneficiary.     D/T No.____________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Advising Bank (Name and Address)        Applicant (Name and Address)


--------------------------------------------------------------------------------
Beneficiary (Name and Address)
                                        Amount______________________________
                                        INCLUDE CURRENCY IF NOT U.S. DOLLARS

                                        Amount in Words:____________________
                                        ____________________________________

--------------------------------------------------------------------------------
/ / This Letter of Credit is            Partial drawings are / / Permitted
transferable.                           / / Prohibited
--------------------------------------------------------------------------------
                                        Expiry Date:
/ / All bank charges, other than Fleet
Bank's, are for beneficiary's account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Available by beneficiary's drafts at sight accompanied by the following:
  / / A statement purportedly signed by an authorized officer of the beneficiary reading as follows: (Please use concise terms.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/ /  Attached is a format which is an integral part of this application.

/ /  Special Instructions:______________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

We hereby certify that the transactions covered by this Application and Agreement are not prohibited under any existing Laws and regulations of the United States, including the foreign Assets control Regulations of the United States Treasury Department and that any transaction covered by this Application and Agreement complies in every respect with all existing United States Government Laws and Regulations.

Reference to any document, instrument oragreement is for identification purposes only and such document, instrument or agreement will not be incorporated into the terms of the Letter of Credit.

This credit will be subject to the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce currently in effect.


--------------------------------------------------------------------------------
           (FOR BANK USE ONLY)                WE AGREE TO ALL THE TERMS AND
      Relationship Manager approval              CONDITIONS OF THE FACE
        (also indicates approval                   AND REVERSE HEREOF.
        of applicant's authority)

-------------------------------------   COMPANY/
          AUTHORIZED SIGNATURE          BANK NAME:_____________________________


-------------------------
            DATE

Internal Form #13429 "Standby LC        BY:
Set-Up/Change" is required with each       ---------------------------   -------
application.                               AUTHORIZED SIGNATURE - TITLE   DATE

                     AGREEMENT FOR STANDBY LETTER OF CREDIT

     For good and valuable consideration, the receipt and adequacy of which is hereby acknowl-edged, the Bank and the Customer agree as follows:

     1. Each reference hereinafter contained to: (a) "Bank", "Bank's Address", "Customer", "Customer's Address", and "Expiry Date" shall be deemed to refer to the defined terms on Page 1 of this Agreement; (b) "Agreement" shall be deemed to refer to this Application and Agreement for Standby Letter of Credit, including without limitation the application portion on Page 1 hereof; (c) "Business Day" shall be deemed to refer to any day on which commercial banks located in the state of the Bank's Address are not required or authorized to remain closed and which is not a Saturday, Sunday or legal holiday; (d) "Credit" shall be deemed to refer to the letter of credit to be issued by the Bank substantially in the form set forth in the application portion of this Agreement, all amendements thereto, and any substitutions or replacements thereof; (e) "Events of Default" shall be deemed to refer to one or more of the events of default or defaults specified in Paragraph 6 of this Agreement; (f) "Prime Rate" shall be deemed to refer to the rate of interest designated by the Bank from time to time as being its prime rate of interest.

     2.As to instruments payable in U.S. Dollars, the Customer will: (a) pay the Bank in U.S. Dollars the amount paid on any sight draft on demand or, at the Bank's option, pay the Bank in advance the amount required to pay such draft; and (b) pay the Bank in U.S. Dollars the amount of each acceptance on demand, but in any event not later than one Business Day prior to maturity.

     3. As to instruments payable in a foreign currency, the Customer will: (a) pay the Bank in U.S. Dollars, the equivalent of the amount paid on any sight draft, immediately upon such payment being made, at the Bank's then selling rate for cable transfers to the place of payment in the currency in which the draft is drawn; and (b) in the case of each acceptance pay the Bank in U.S. Dollars, on demand, but in any event in time to reach the place of payment by mail not later than one Business Day prior to maturity, the equivalent thereof at the Bank's then selling rate for the currency in which the acceptance is payable, or at the Bank's option pay the Bank on demand the equivalent of the acceptance in U.S. Dollars at the Bank's then selling rate for cable transfers to the place of payment in such currency. If for any reason there should exist at the time in question no rate of exchange generally current in the state of the Bank's Address for effective cable transfers of the sort provided for, the Customer will pay the Bank on demand an amount in U.S. Dollars equivalent to the actual cost to the Bank of settlement of the Bank's obligations to the payor of the draft or acceptance or any holder thereof, as the case may be, however and whenever such settlement is made by the Bank.

     4. The Customer will pay the Bank on demand a commission at such rate as the Bank may determine, plus interest where chargeable, and all fees, charges and expenses, including reason-able counsel fees, incurred or paid by the Bank in protecting or enforcing its rights under this Agreement, or in connection with the Credit issued pursuant hereto and any confirmation thereof, or arising or caused in any manner whatsoever in connection therewith, including without limitation reasonable counsel fees and expenses incurred in connection with the defense of all actions seeking to restrain or enjoin payment of the Credit or any draft accepted under the Credit or attachment or garnishment proceedings involving any of the proceeds of the Credit or any such draft. In addition to commissions, fees, charges, expenses and amounts otherwise payable with respect to the issuance of the Credit, the Customer shall pay to the Bank on demand such amounts as the Bank in its sole discretion determines are necessary to compensate the Bank for any costs attributable to the Bank's issuing or having outstanding or making payment under the Credit resulting from the application of any domestic or foreign law or regulation or the interpretation or administration thereof applicable to the Bank regarding any reserve, assessment, capitalization (including the cost of maintaining capital sufficient to permit issuance of the Credit, provided the cost attributed to the Credit is determined in good faith by any reasonable method) or similar requirement whether existing at the time of issuance of the Credit or adopted thereafter. All amounts not paid when due in accordance with this Agreement (including without limitation those set forth in paragraph 2, 3 and 4 hereof) shall bear interest until paid in full at a rate per annum equal to six percent (6%) above the Prime Rate, not to exceed the maximum rate of interest permitted by applicable law. Each change in such interest rate shall take effect simultaneously with the corresponding change in the Prime Rate. The Bank is hereby irrevocably authorized to charge any one or more of the Customer's accounts with the Bank for payment in full or in part of any of the Customer's obligations to the Bank under this Agreement. At the option of the Bank, if there is a separate revolving line of credit, line of credit, or other credit facility existing between the Bank and the Customer, the Bank is irrevocably authorized to satisfy the Customer's reimbursement obligation to the Bank, in whole or in part, by making an advance under such facility.

     5. The users of the Credit shall be deemed the Customer's agents, and the Customer assumes all risks of their acts or omissions. The Customer's obligation to pay the Bank for all amounts due under this Agreement is absolute and unconditional. Such obligation of the Customer shall not be affected by, and the Bank shall not be responsible for, the validity, sufficiency, correctness or genuineness of documents, even if such documents should in fact prove to be in any or all respects incorrect, defective, invalid, insufficient, fradulent or forged; any breach of contract or disputes between any beneificiary of the Credit and the Customer; the existence of any claim, setoff, defense or other right which the Customer may have at any time against the beneficiary or any other person or entity, whether in connection with this Agreement, the transaction contemplated herein or any unrelated transaction; the failure of any draft or certificate to bear reference or adequate reference to the Credit; errors, omissions, interruptions or delays in transmission or delivery of any messages by mail, telex, telecopy, or otherwise; the exchange, release or non-perfection of any collateral or the release of any guarantor; or any consequences arising from causes beyond the Bank's control; and none of the above shall affect, impair or prevent the fixing of any of the Bank's rights or powers hereunder. Any provision with respect to any of the foregoing matters which is contained in the Credit itself may be waived by the Bank. The Customer will hold the Bank harmless from all loss or damage in respect of any of the foregoing matters, and from any and all damage and loss whatsoever suffered by the Bank by reason of any and all action taken by the Bank in good faith.

     6. The Customer will deliver to the Bank on demand such additional security (including cash) as the Bank may from time to time require, to be held as general collateral for all the Customer's liabilities to the Bank hereunder and for all other liabilities, absolute or contingent due or to become due, which may be at any time owing to Bank by the Customer. All property belonging to the Customer, including any collection items, now or hereafter handed to the Bank or for any purpose left in the Bank's possession by the Customer or for the Customer's account, or in transit to or from the Bank, by mail or carriers, and all balances of any deposit accounts the Customer may have with the Bank, are hereby made security, and the Bank is hereby granted a security interest therein, for all such liabilities and may be held or disposed of as the Bank may see fit, and applied toward any payment of any and all such liabilities, all of which shall become immediately due and payable upon an Event of Default. Each of the following events or actions by or affecting the Customer shall constitute an Event of Default; default in the performance of any undertaking to the Bank under this Agreement, any trust receipt, or under any other obligation to the Bank or agreement with the Bank; insolvency, or the filing by or against the Customer of any petition under the Bankruptcy Code or any similar Federal or state statute; the filing by or against the Customer of a petition for the appointment of a receiver; the making of an assignment for the benefit of creditors; the Customer's death, failure in business, dissolution, suspension or termination of existence; any seizure, vesting or intervention by or under authority of a government, by which the Customer's management is displaced or its authority in the conduct of its business is curtailed; or the attachment or distraint of any of the Customer's funds or other property which may be in, or come into, the Bank's possession or under the Bank's control, or that of any third party acting for the Bank, or of the same becoming subject at any time to any mandatory order of court or other legal process. The Bank may at any time transfer into the Bank's or its nominee's name all or any part of such security, before or after maturity of any of the Customer's obligations and without any notice to the Customer or any other person. Whenever the Bank deems it necessary for the Bank's or the Customer's protection, or after an Event of Default specified herein, or other default, the Bank shall have the right to accelerate and make immediately due and payable all of the Customer's obligations to the Bank under the Credit and this Agreement and under any other document or agreement (including without limitation the obligations evidenced by the outstanding (but undrawn upon) Credit and/or by accpetances which have not matured). The Bank shall have, in addition to all other rights and remedies under applicable law, the rights and remedies of a secured party under the Uniform Commercial Code, and the Bank may, without regard to such maturity, realize upon (by sale, assignment, setoff, application or otherwise) all or any part of such security, in each case without advertisement, notice to, tender, deamnd or call of any kind upon the Customer or any other person, except that, unless such security is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give the Customer three Business Days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Any such sale or assignment may be public, private or upon any broker's board or exchange, for cash, on credit or for future delivery, and at such price and upon such terms and conditions, as the Bank deems appropriate. For this purpose, the Bank may, so far as the Customer can give authority therefor, enter upon any premises on which such security or any proceeds thereof may be situated and remove the same therefrom, or require that such security or proceeds be made available to the bank at a place or places reasonably convenient to both the Bank and the Customer. The Bank may acquire all or any part of such security and any purchaser shall hold same free from any equity of redemption or other claim or right on the Customer's part, which are hereby specifically waived and released. The Bank may discount, settle, comprise, or extend any obligations constituting such security, and sue thereon in the Bank's or the Customer's name. However, the Bank shall not be liable for failure to collect or demand payment of, or protest or give notice of non-payment of, any obligation included in such security or part thereof, or for any delay in so doing, nor shall the Bank be under any obligation to take any action whatever in respect to such security or any part thereof. No advertising, notice, tender, demand, or call at any time given or made shall be a waiver of the Bank's right to proceed in the same or other instances without any further action.

     7. The receipt by the Bank at any time of other collateral shall not be deemed a waiver of any of the Bank's rights or powers relating to any collateral which the Bank may hold at the time of such receipt.

     8. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other further exercise thereof or the exercise of any right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. No amendment or waiver of any provision of this Agreement nor consent to any departure by the parties hereto shall in any event be effective unless the same shall be in writing and signed by such party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     9. This Agreement shall continue in force notwithstanding any change in the composition of firm or firms parties hereto, or drawers of drafts hereunder, or in the incorporation of any such firm.

     10. The Customer authorizes the Bank, without reference to or approval by the Customer, to set forth the terms of this Agreement in the Credit in such language as the Bank may deem appropriate with such variations from such terms as the Bank may in its discretion determine (which determination shall be conclusive and binding upon the Customer) are necessary and are not materially inconsistent with this Agreement.

     11. All rights under the Credit and this Agreement (whether or not the Credit is documentary or non-documentary in nature) shall be determined by the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce in effect (International Chamber of Commerce Publication No. 500 or the most recent revision or successor thereto which shall be in effect from time to time), the terms of which are known to the Customer and which are incorporated by reference herein, and all rights under the Credit and this Agreement, to the extent not inconsistent with said Uniform Customs and Practices, shall be construed in accordance with the local laws of the State of the Bank's Address.

     12. The Customer represents, warrants and covenants to the Bank that (a) if a partnership or a corporation, it is duly organized, validly existing and in good standing; (b) it has the power to execute, deliver and perform this Agreement; (c) the execution, delivery and performance of this Agreement have been duly authorized by all requisite action; (d) the execution, delivery and performance of this Agreement and the issuance of the Credit will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or By-Laws of a corporate Customer or the Partnership Agreement of a partnership Customer, or any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Customer (other than in favor of the Bank) or the acceleration of any of the Customer's outstanding indebtedness; (e) the Customer has heretofore furnished to the Bank accurate and complete financial data and other information based on its operations in previous years, and said financial data furnished to the Bank is accurate and complete and fairly presents the financial position and the results of operations for the periods indicated therein; (f) there has been no material adverse change in the condition, financial or otherwise, of the Customer since the date of the most recent financial statement; and (g) the Customer shall furnish to the Bank periodically such financial statements, balance sheets and profit and loss statements, together with supporting schedules, tax returns, and such other information regarding the operations, assets, business, affairs and financial condition of the Customer, as the Bank shall from time to time request.

     13. If this Agreement is signed by two or more Customers, it shall be the joint and several agreement and obligation of such Customers.

     14. The Customer agrees that in the event of any extension of the maturity or time for presentation of drafts, acceptances or documents, or any other amendments or modification of the terms of the Credit, at the request of any single Customer, with or without notification to the others, or in the event of any increase in the amount of the Credit at any single Customer's request, with or without notification to the others, this amount shall be binding upon the Customer with regard to the Credit so increased or otherwise amended or modified, to drafts, documents and property covered thereby, and to any action taken by the Bank or any of its correspondents in accordance with such extension, increase or other modification.

     15. The Bank is authorized to interpret the Credit in accordance with rules, regulations, and customs prevailing at the place and time during which the Credit is available or the drafts are drawn or negotiated.

     16. The Bank is authorized to pay conforming drawings submitted by an administrator, trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other legal representative of the party who is authorized to draw.

     17. The available amount of the Credit shall be reduced by the amount of any conforming drawing made thereunder.

     18. All notices and other communications provided for hereunder shall be in writing and shall be personally delivered or sent by certified first class mail, return receipt requested, or by telex or telecopy. Unless otherwise specified in this Agreement, all such notices and other communications to the Bank shall be mailed, telexed, telecopied or delivered to it, addressed to the Bank, c/o Fleet Services, One Fleet Way, Scranton, PA 18507, Attn: Trader Services Dept., Standby Unit. Notices and other communications to the Customer shall be mailed, telexed, telecopied or delivered to the Customer, at the Customer's Address. The Bank and the Customer reserve the right to change such address, telex number and/or telecopy number in a written notice to the other party. All such notices and other communications shall, when mailed certified or registered mail, be effective three days after the date of deposit in the mails, addressed as aforesaid; when personally delivered, when received at the address as aforesaid; and, when sent by telex or telecopy, when received at the then current telex or telecopy number.

     19. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     20. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but both or all of which, when taken together, shall constitute but one instrument, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties, hereto shall be delivered to the Bank.

     21. The Customer hereby expressly submits to the non-exclusive jurisdiction of all federal and state courts sitting in the state of the Bank's Address, and agrees that any process or notice of motion or other application to any of said courts or a judge thereof may be served upon the Customer within or without such court's jurisdiction by registered or certified mail, return receipt requested, or by personal service, at the Customer's Address (or at such other address as the Customer shall specify by a prior notice in writing to the Bank), provided reasonable time for appearance is allowed. The Customer hereby irrevocably waives any objection in which it may now or hereafter have to the laying of venue to any suit, action or proceeding arising out of or relating to this Agreement brought in any federal or state courts sitting in the Bank's location and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, the Bank may sue the Customer in any jurisdiction where the Customer or any of its assets may be found and may serve legal process upon the Customer in any other manner permitted by law.

     22. THE CUSTOMER HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE CREDIT, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     23. The Bank reserves the right to sell or assign all or any portion of the Bank's right, title and interest in and to the Agreement and all related documents, and to participate all or any portion of the aforesaid. In connection therewith, the Customer authorizes the Bank to deliver to any such purchaser or participant and any prospective purchaser or participant the originals and/or copies of the Agreement, financial statements relative to the Customer and any guarantors, and any and all other credit or other information from time to time in the Bank's possession.

     24. The issuance of the Credit by the Bank constitutes the Bank's adoption, authentication, signature, and agreement to be bound by the terms and provisions of this Agreement.

     25. This Agreement shall be binding upon the Customer's respective executors, administrators, successors and assigns and shall inure to the benefit of the Bank and its successors and assigns.

RIDER TO APPLICATION AND AGREEMENT FOR STANDBY LETTER OF CREDIT

This rider to Application and Agreement for Standby Letter of Credit is made this _______day of ___________, _____, and is incorporated into and shall be deemed to amend that certain Application and Agreement for Standby Letter of Credit, dated __________ ____, ____ by and between __________________________________, a ___________________, with an address at
_______________________________ (the "Customer") and Fleet National Bank., a
national banking association created and existing under the laws of the United States of America with usual place of business located at_______________________
______________________.

1. The Customer and the Bank agree that the Application is hereby amended as follows:

     The last sentence of the Application is deleted in its entirety and the following sentence is substituted therefor:

     "This credit will be subject to the International Standby Practices 1998 currently in effect."

2. The Customer and the bank agree that the Agreement for Standby Letter of Credit (the "Agreement") is hereby amended as follows:

     Paragraph 11 of the Agreement is deleted in its entirety and the following is substituted therefor:

     "11. All rights under the Credit and this Agreement (whether or not the credit is documentary or non-documentary in nature) shall be subject to the International Standby Practices 1998, in effect, or the most recent revision or successor thereto which shall be in effect from time to time ("ISP98"), the terms of which are known to the Customer and which are incorporated by reference herein, and all rights under the Credit and this Agreement, to the extent not inconsistent with said ISP98 shall be construed in accordance with the local laws of the State of the Bank's Address."

     This rider shall amend the Application and Agreement. The bank and the customer agree that this Rider shall be annexed to the Application and Agreement to evidence the modification of its terms as set forth herein. The Customer further acknowledges and agrees that all of the terms and conditions of the Application and Agreement shall remain in full force and effect, except as expressly modified herein.

     IN WITNESS WHEREOF, this rider is executed as of the date and year first above written.

     WITNESS:
                                            ------------------------
                                            Type Name of Customer

                                            By:

                                            --------------------------
                                            Name and Title:

                                            --------------------------
                                            Type Name of Bank

                                            By:

                                            --------------------------
                                            Name and Title: